00534.00229/1340450v3 1 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of January 26, 2024 (the “Effective Date”), is between CARACOL PROPERTY OWNER LLC, a Delaware limited liability company (“Seller”), and SUPER MICRO COMPUTER, INC., a Delaware corporation (“Purchaser”). Recitals A. Seller has agreed to sell, and Purchaser has agreed to purchase, the Property (as defined below), upon the terms and conditions set forth in this Agreement. B. Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree to the terms and conditions set forth in this Agreement. Agreement 1. Principles of Construction; Defined Terms. 1.1. Principles of Construction; Time Periods. All references to sections, schedules, riders and exhibits in this Agreement are to sections, schedules, riders and exhibits to this Agreement. When used in this Agreement, the words “herein” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. When used in this Agreement, the word “including” shall be deemed to mean “including, without limitation” and “including, but not limited to”. Whenever used in this Agreement, the singular shall include the plural and the plural shall include the singular. The captions and paragraph headings in this Agreement are for the convenience of reference only and shall not be deemed to alter any provision of this Agreement. Each Party has participated fully in the negotiation and preparation of this Agreement with full benefit of counsel. Accordingly, this Agreement shall not be more strictly construed against either Party. Any time period provided for in this Agreement which ends on a Saturday, Sunday or legal holiday for national banks in the State, shall extend to 5:30 p.m. of the next full Business Day. All times set forth in this Agreement shall be Pacific Time. 1.2. Definitions. The following terms shall have the following meanings in this Agreement: “Assignment of Leases” means an Assignment and Assumption of Leases with respect to the Leases (and any security deposits thereunder) in the form of Exhibit H to this Agreement. “Blocked Person” means any person or entity with whom U.S. Persons are restricted from doing business under regulations of the Office of Foreign Asset Control of the U.S. Department of the Treasury (including those named on its Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental statutes, regulations, orders or directives.

00534.00229/1340450v3 2 “Business Day” means any day other than Saturday, Sunday or legal holiday for national banks in the State. “Caracol 2 Lease” means that certain Commercial Real Property Lease between Caracol, Ltd., L.P. (“Original Landlord”) and Fry’s Electronics, Inc. (“Original Tenant”) dated December 12, 1994 (“Original Lease”), as amended by that certain First Amendment to Lease dated December 1, 1995, that certain Second Amendment to Lease dated December 20, 1995, that certain Third Amendment to Lease dated January 22, 1996, that certain Fourth Amendment to Lease dated February 29, 1996, that certain Fifth Amendment to Lease dated March 29, 1996, that certain Sixth Amendment to Lease dated April 30, 1996, that certain Seventh Amendment to Lease dated May 31, 1996, that certain Eighth Amendment to Lease dated December, 2019, that certain Notice to Exercise Lease Option dated May 21, 2019 extending the Term of the Lease (the “Extension Letter”), that certain Ninth Amendment to Lease dated August, 2023, and as the same shall be further modified as contemplated by this Agreement. The Original Lease, as amended by the amendments described above and the Extension Letter, is referred to as the “Lease.” Original Tenant assigned its interest in the Lease to Caracol 2, LLC, a California limited liability company (“Caracol 2”) pursuant to the Eighth Amendment to Lease. Original Landlord assigned its interest in the Lease to Seller pursuant to an Assignment and Assumption Agreement (re: Leases) dated February, 2020. “Closing” means the consummation of the transaction contemplated by this Agreement. “Closing Date” means the date upon which the Closing actually occurs under this Agreement. The Closing Date shall be February 9, 2024, subject to any permitted extension hereunder or pursuant to written agreement between the parties in their sole and absolute discretion. “Contract Period” means the period beginning on the Effective Date and ending on the Closing Date or earlier termination of this Agreement. “Deposit” means the amount of Ten Million and 00/100 Dollars ($10,000,000.00). “Environmental Law” means all applicable environmental ordinances, rules, regulations, statutes, orders, and laws of all local, state, or federal agencies or bodies with jurisdiction over the Property or the activities conducted on the Property, as amended from time to time, and any successor statutes, together with all regulations promulgated thereunder, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §960 et seq.), the Hazardous Materials Transportation Act (42 U.S.C. §1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §9601 et seq.), the Toxic Substances Control Act of 1976 (15 U.S.C. §2601 et. seq.) and the Clean Air Act (42 U.S.C. §1251 et. seq.). “Escrow Agent” means the same entity acting as Title Company under this Agreement. “Federal Bankruptcy Act” means title 11 of the United States Code (11 U.S.C. § 101 et seq.).

00534.00229/1340450v3 3 “Hazardous Materials” mean any hazardous materials, hazardous wastes, hazardous substances, toxic materials, toxic wastes, toxic substances, pollutants, contaminants, radioactive materials, flammable explosives, asbestos or asbestos-containing materials, lead or lead- containing materials, oils, petroleum-derived compounds, pesticides, polychlorinated biphenyls or similar materials defined in any Environmental Law. “Improvements” mean all structures, buildings, improvements and fixtures located on or forming a part of the Land or otherwise comprising the Project. “Intangible Personal Property” means all intangible property, if any, owned by Seller and used exclusively in connection with the Land, the Improvements or the Project, including building plans, building specifications, floor plans, booklets, manuals. warranties, guaranties, licenses, permits, entitlements, utility contracts, governmental approvals, and certificates of occupancy, and in all events shall include all third party reports, surveys, site plans, architectural renderings, plans and specifications, environmental impact reports, traffic studies, soils reports, opinions and other materials, and all site or PD permits, building permits, development agreements, zoning approvals and variances and other governmental approvals and agreements, in each case obtained by Seller or its affiliates in connection with the “Proposed Redevelopment” (as defined below). “Joy Parking Lease” means that certain Lease Agreement between Seller and Joy Parking, Inc. d/b/a Joy Park Fly, a California corporation (“Joy Parking”), dated as of November, 2023. “Land” means approximately 19.72 acres of land located in San Jose, California, as legally described on Exhibit A to this Agreement, upon which the Project is situated. The Land includes Seller’s right, title and interest in and to all open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores, and rights-of-way in, on, contiguous to, abutting or adjoining the Land. “Leases” means the Caracol 2 Lease, the Joy Parking Lease and the Super Micro Lease. “Leasing Costs” means any and all costs, expenses and fees paid or incurred by Seller in connection with a Lease, including without limitation, brokerage commissions, expenses incurred for repairs or improvements to satisfy the requirements under a Lease, and tenant improvement dollars paid or to be paid to a Tenant under any Lease. “Mandatory Cure Items” mean (i) any mortgage, deed of trust, monetary judgment, delinquent taxes and assessments, construction lien or other monetary encumbrance affecting any portion of the Property or any real estate taxes or assessments which are due but unpaid, including, without limitation, the Deed of Trust recorded in the Official Records as Instrument No. 24414815 (as amended, the “Deed of Trust”) and the Assignment of Leases and Rents recorded in the Official Records as Instrument 24414816 (as amended, the “Assignment of Leases and Rents”), both set forth in the Preliminary Report delivered to Purchaser pursuant to Section 5.1, and (ii) any monetary liens, encumbrances or other matters affecting title to the Property caused, created or suffered by Seller after the Effective Date.

00534.00229/1340450v3 4 “Owner’s Title Policy” means an ALTA Form 2006 extended coverage owner’s policy of title insurance insuring Purchaser as the sole owner of the fee simple interest in the Property, subject solely to the Permitted Exceptions, in the amount of the Purchase Price to be issued by Title Company otherwise in conformity with the last Preliminary Report delivered to and approved by Purchaser as of the Effective Date, with the deletion of all Mandatory Cure Items and containing the endorsements Title Company has agreed to issue on or prior to the Effective Date. “Party” or “Parties” means Seller or Purchaser, or Seller and Purchaser, as applicable. “Permits” mean all licenses, permits, warranties, approvals and development rights and entitlements with respect to the Land, the Improvements, the Project or the Proposed Redevelopment. “Permitted Exceptions” mean (i) liens to secure payment of real estate taxes and assessments not delinquent, provided that the same are prorated in accordance with this Agreement; (ii) applicable zoning and land use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority; (iii) all matters that are disclosed on the Survey; (iv) any exceptions or matters created by any Purchaser Party; (v) the usual pre-printed exceptions and exclusions contained in the form title insurance policies (unless the Owner’s Title Policy is an extended coverage policy), and (vi) all other exceptions shown in the Preliminary Report which are approved or deemed approved by Purchaser as of the Effective Date. In no event shall the Permitted Exceptions include any Mandatory Cure Item, or any matters created by Seller in violation of Article 12. “Preliminary Report” means a Preliminary Title Report issued by Title Company dated as of June 25, 2024, which will form the basis for the Owner’s Title Policy. “Project” means the building containing approximately 293,906 square feet of space, and located at 550 E. Brokaw Road, San Jose, CA 95112. “Property” means, collectively, (a) the Land, (b) the Improvements, (c) Seller’s right, title and interest in and to the Permits, (d) the Intangible Personal Property and the Leases, and (e) any other item of property to be conveyed by Seller to Purchaser under this Agreement. “Proposed Redevelopment” means the potential redevelopment of the Project with the phased construction of seven office buildings totaling approximately 1,924,110 square feet and two parking structures totaling approximately 1,647,920 square feet, as more particularly set forth in the development materials provided by Seller to Purchaser prior to the Effective Date. Seller makes no representation or warranty whatsoever regarding the Proposed Redevelopment, including the entitlement status, likely cost or any other matter with respect thereto. “Purchase Price” means the amount of Eighty Million and 00/100 Dollars ($80,000,000.00). “Purchaser’s Broker” means Collier’s.

DocuSign Envelope ID: 889C3BE1-1E54-42A8-B218-56A5C9DFDAE1

"Qualifying Tenant Estoppel" means a Tenant Estoppel with respect to the Caracol 2 Lease in the form attached hereto as Exhibit F, duly executed and delivered by the Tenant under such Lease, addressed to Purchaser, with all fields properly completed, disclosing no material default by Seller under the applicable Lease that has not been cured by Seller prior to Closing, and with no material discrepancy from the information included in the Lease other than as amended by the Caracol 2 Lease Amendment (as defined in Section 12.7) delivered to Purchaser under this Agreement as of the Effective Date.

"Rent Roll" means the rent roll of the Property which is attached hereto as Exhibit G.

"Rents" mean base or fixed rent and all other sums required to be paid by the Tenants under the Leases.

"Seller's Broker" means NewmarkKnight Frank.

"Short Term Occupancy Agreements" means (a) that certain License Agreement (Parking) between Caracol 2 and Halle Properties, LLC, dated as of July 13, 2021, (b) that certain License Agreement (Storage) between Caracol 2 and Rent-A-Fence.Com dated as of August 2022, and (c) that certain Foster & Kleiser Lease Agreement dated March 15, 1985, as amended by a Patrick Media Group, Inc., Accepted & Agreed Letter dated November 21, 1989, as amended by that Eller Media Company Accepted and Agreed Letter dated March 1, 1997, as amended by that Clear Channel Outdoor Accepted and Agreed Letter dated July 29, 2003, as amended by that Fourth Amendment to Lease dated April 1, 2021, between Clear Channel Outdoor, LLC, and Caracol 2 ("Clear Channel Occupancy Agreement"). The Short Term Occupancy Agreements shall not be considered "Leases" for purposes of this Agreement. Seller shall cause Caracol 2 to deliver into Escrow prior to the Closing Date (i) notices of termination ("License Termination Notices") to Halle Properties, LLC, and to Rent-A-Fence.Com with respect to their respective Short Term Occupancy Agreements, and (ii) without further consideration an assignment of its interest to Purchaser as of the Closing Date (pursuant to a form assignment reasonably agreed to the Parties consistent with the Assignment of Leases) the Clear Channel Occupancy Agreement.

"State" means the State of California.

"Super Micro Lease" means that certain lease between Seller and Super Micro Computer, Inc., a Delaware corporation, dated as of July 14, 2023, as amended by Section 3.1(b) of this Agreement.

"Survey" means that certain ALTA/NSPS Land Title Survey prepared by Kier+Wright dated February 2020.

"Survival Period" means a period beginning on the date hereof and ending on December 1, 2024; provided, however, that if a written claim is made by either Party to the other within the Survival Period, the Survival Period as to the matters which are the subject of such claim shall be extended to full and final resolution and payment of such written claim.

"Tangible Personal Property" means all equipment, machinery, furniture, furnishings, supplies and other tangible personal property owned by Seller and located on the Land or in the

00534.00229/1340450v3 5

00534.00229/1340450v3 6 Improvements and used in connection with the operation, maintenance or repair of the Land, Improvements or any part of the Project. No Tangible Personal Property will be conveyed pursuant to this Agreement, it being understood that the Tangible Personal Property at the Project is owned by the Tenants under the Leases. “Tenant” means any tenant under the Leases. “Tenant Estoppel” means a Tenant Estoppel Certificate in the form of Exhibit F attached to this Agreement as to Caracol 2. “Tenant Estoppel Requirement” means the requirement of Purchaser to receive a Qualifying Tenant Estoppel from Caracol 2. “Title Company” means First American Title Company, 333 W. Santa Clara Street, Ste. 220 San Jose, CA 95113, Attn: Carol M. Herrera, cmherrera@firstam.com, (408) 451-7829. 2. Sale of Property. Seller agrees to sell the Property to Purchaser, and Purchaser agrees to purchase the Property from Seller, subject to and in accordance with, the terms and conditions set forth in this Agreement. 3. Purchase Price. Purchaser shall pay the Purchase Price as follows: 3.1. Deposit. (a) Purchaser shall pay the Deposit directly to Seller, by wire transfer of immediately available federal funds, within three (3) Business Days after the Effective Date. The Deposit shall be nonrefundable to Purchaser except as set forth in Sections 12.6 [Tenant Estoppels], 13.1 [Purchaser’s Conditions Precedent], 14 [Casualty and Condemnation], and 17.1 [Seller’s Default] but shall be applicable to the Purchase Price, and shall be held and applied by Seller pursuant to the terms and conditions of this Agreement, and if the above terms of this Agreement require the return of the Deposit to Purchaser, Seller shall promptly return the Deposit to Purchaser. (b) Notwithstanding the foregoing or anything to the contrary in the Super Micro Lease, if a final unappealable judgment or order of a court of competent jurisdiction, including pursuant to the judicial reference proceedings provided hereunder, determines that Purchaser is entitled to a return of the Deposit pursuant to this Agreement, and Seller fails to return the Deposit within ten (10) days after such final judgement or order is issued, Purchaser shall have a full right to offset against any rent or other amounts owed by it as tenant under the Super Micro Lease, the following amounts: (1) all or any portion of the Deposit which has not been paid to Purchaser by Seller or offset by Purchaser pursuant to its offset right under this Section 3.1(b); (2) all reasonable and actual costs and expenses incurred Purchaser in connection with enforcing its rights under this Agreement, including without limitation all attorneys’ fees and court costs, to the extent set forth in such judgement or court order, to the extent not paid to Purchaser by Seller or offset by Purchaser pursuant to its offset right under this Section 3.1(b); and (3) interest on the outstanding amounts described in clauses (1) and (2) above from the date of such judgement or order until the date that same is paid or offset, as the case may be, at the rate of ten percent (10%) per annum, compounded monthly. Notwithstanding anything in the Super Micro Lease to the

00534.00229/1340450v3 7 contrary, until Purchaser has recovered all of the amounts owed under this Section 3.1(b), (i) under no circumstance shall Seller, as landlord, be entitled to terminate the Super Micro Lease, including, without limitation, by exercising the early termination right set forth in Section 3(d) therein, and (ii) the term of the Super Micro Lease shall be extended for a period of time as is necessary for Purchaser to offset against rent all amounts owed by Seller under this Section 3.1(b). The Parties hereto acknowledge and agree that the Parties to this Agreement are also Parties to the Super Micro Lease and that this Section 3.1(d) shall constitute an amendment to the Super Micro Lease. 3.2. Balance. Purchaser shall pay the balance of the Purchase Price, by wire transfer of immediately available federal funds, at Closing, subject to the prorations and adjustments provided for in this Agreement. 4. Due Diligence Investigations. 4.1. Due Diligence Approval. Purchaser acknowledges that, as of the Effective Date, Purchaser is already in possession of a substantial portion of the Property pursuant to the Super Micro Lease and has had a sufficient opportunity to complete its required due diligence of the Property, including without limitation all title and survey matters, and to fully review and evaluate this transaction. Accordingly, by its execution of this Agreement, Purchaser hereby waives any objections to its due diligence investigations of the Property, including in connection with any Inspections (as defined below) conducted during the Contract Period pursuant to this Section 4, and elects to proceed with the purchase of the Property pursuant to and on the terms and conditions set forth in this Agreement. 4.2. Due Diligence Items. Seller has delivered prior to the Effective Date pursuant to an FTP or other document delivery site or directly the documents and information set forth on Exhibit B to this Agreement, to the extent in Seller’s possession or control (the “Due Diligence Items”). 4.3. Inspections. Until Closing or the earlier termination of this Agreement, Purchaser and Purchaser’s authorized representatives, agents, employees, representatives, and contractors (each, including Purchaser, a “Purchaser Party” and, together with Purchaser, collectively the “Purchaser Parties”) shall have reasonable access to the Property at all times during regular business hours, on not less than one (1) Business Day prior telephonic notice (or notice by electronic mail) to Seller in order to allow a representative of Seller to be present at the time of such inspections, prior to the Closing or earlier termination of this Agreement to enter upon the Property for physical inspections, investigations, testing and surveys of the Property (“Inspections”) on the following terms and conditions: (a) General Inspection Standards. Any test, examinations or inspections of the Property by Purchaser shall be at Purchaser’s sole cost and expense. Purchaser agrees that in conducting the Inspections, the Purchaser Parties shall (1) not unreasonably interfere with Seller’s or any Tenant’s use of, or activities at, the Property, (2) not damage any part of the Property or allow any dangerous or hazardous condition created by any Purchaser Party to exist, (3) not injure or otherwise cause bodily harm to Seller or its Tenants or their respective guests, agents, invitees, contractors or employees, (4) maintain insurance as provided below, (5) promptly pay when due the costs of all surveys, tests, investigations and examinations done with regard to

00534.00229/1340450v3 8 the Property, (6) not permit any liens to attach to the Property by reason of the exercise of Purchaser’s rights hereunder, (7) immediately on completion of each such test or inspection, fully restore the Property to the condition in which the same existed before any such inspection or test was undertaken in compliance with Section 4.3(c), below, (8) conduct all Inspections in a safe and professional manner and comply with all applicable laws and governmental regulations governing the Inspections, (9) not store testing materials on the Property or bring any hazardous materials on the Property except for any gasoline or oil used in connection with any machine brought by Purchaser onto the Property and used in compliance with all applicable laws, ordinances, rules and regulations, and (10) not reveal or disclose any information obtained during the Contract Period concerning the Property (provided, however, the restriction in this clause (10) shall not (i) prohibit disclosure required by law, rule or regulation, or by court order, or in litigation between Seller and Purchaser, or to those directors, members, managers, officers, employees, consultants, current or prospective investors, current or prospective lenders, current or prospective partners, current or prospective tenants, current or prospective insurers, advisors, attorneys, accountants, financial advisors, representatives, and agents of Purchaser who are actively and directly participating in the evaluation of the Property, or (ii) apply to any information that is in the public domain or otherwise readily available to the public (other than due to Purchaser’s disclosure thereof), information that is known by any Purchaser Party (without restriction on disclosure) at the time of receiving such information from Seller or its representatives, information that is developed by any Purchaser Party independently of its Inspections and independently of any confidential information received from Seller or its representatives, or information that becomes available to any Purchaser Party from a third-party that is not subject to restriction on disclosure). In the event Purchaser fails to perform any affirmative duty or obligation of Purchaser under this Section 4.3(a) within three (3) Business Days after written notice to Purchaser of its failure (and without notice in case of an emergency), Seller may (but shall not be obligated to) perform such duty or obligation on Purchaser’s behalf and Purchaser shall reimburse Seller upon demand for the actual, reasonable documented costs and expenses of any such performance (including interest and attorneys’ fees and costs incurred in connection therewith) together with a ten percent (10%) additional charge for general administrative costs. This Section 4.3(b) shall survive the termination of this Agreement for one (1) year. (b) Invasive Testing. Purchaser shall not be permitted to undertake any invasive, intrusive or destructive testing of the Property (including, without limitation, a “Phase II” environmental site assessment or any investigation that would alter or change the condition of the Property) without first obtaining Seller’s written consent thereto, which consent may be granted or withheld in Seller’s sole and absolute discretion. Seller’s failure to approve Purchaser’s request for any invasive, intrusive or destructive testing within two (2) Business Days after receipt of Purchaser’s request shall be deemed Seller’s disapproval thereof. (c) Restoration; Indemnification. Purchaser shall perform, and shall cause all of the Purchaser Parties to perform, all Inspections so as not to cause any damage, loss, cost, or expense to, or claims against, Seller or the Property. Purchaser shall, at its sole cost and expense, promptly repair or cause to be repaired any damage to the Property to the extent caused by or resulting from the entry onto the Property by any Purchaser Party and/or the conduct of its Inspections, including, without limitation, promptly causing (i) all borings to be plugged or capped in a safe manner, (ii) all property, both real and personal, and improvements, if any, damaged or

00534.00229/1340450v3 9 destroyed by any Purchaser Party to be repaired, restored or replaced substantially to its pre- existing condition, and (iii) any debris resulting from the Inspections to be removed from the Property. Purchaser hereby agrees to indemnify, defend and hold Seller and Seller’s constituent partners and affiliates, and all of their directors, officers, partners, members, managers, agents and employees (‘Seller Parties”) harmless from and against any and all liabilities, losses, claims (including third party claims), demands, damages, liabilities, injuries, expenses, causes of action, costs, penalties, fines, taxes and assessments, judgments, attorneys’ fees and costs, consultants’ fees and costs and experts’ fees and costs (collectively, “Claims”) caused by or as a result of any entry onto the Property by any Purchaser Party or conduct of any test or investigation, except to the extent of any Claims arising from (i) any active negligence or willful misconduct of Seller, or (ii) any pre-existing liabilities, conditions or other matters merely discovered by Purchaser or the Purchaser Parties except to the extent caused or exacerbated by them (e.g., latent environmental contamination, latent construction or other physical defects or conditions). The provisions of this Section 4.3(c) shall survive the Closing and any earlier termination of this Agreement for one (1) year; provided that the restoration obligation shall not survive the Closing. (d) No Liens. Purchaser shall remove or bond any lien which attaches to the Property by virtue of any of Purchaser’s Inspections, and such obligation shall survive any termination of this Agreement for one (1) year. (e) Insurance. Purchaser shall cause any person doing any work contemplated under this Section 4 to secure and maintain, at Purchaser’s or such person’s sole cost and expense and at all times from entry on the Property until the Closing Date, the following policies of insurance, which must include coverage of the activities on the Property: (a) comprehensive general public liability and property damage insurance, including direct contractual and contingent liability, with a combined single limit of at least Two Million Dollars ($2,000,000) consisting of bodily injury, death and property damage coverage; (b) Automobile liability insurance, including liability for all owned, hired and non- owned vehicles, with minimum limits of One Million Dollars ($1,000,000) for bodily injury per person, One Million Dollars ($1,000,000) property damage and One Million Dollars ($1,000,000) combined single limit per occurrence; and (c) workers’ compensation and employer’s liability insurance, if required under the provisions of State law. Each policy of general liability and business automobile insurance shall name Seller and its general partner as additional insured. Further, each policy of insurance shall state that such policy is primary and noncontributing with any insurance carried by Seller. Such policy shall contain a provision that the naming of the additional insured shall not negate any right the additional insured would have had as a claimant under the policy if not so named and shall contain severability of interest and cross-liability clauses. A certificate, together with certified copies of all endorsements to the policy required to evidence the coverage that is to be obtained hereunder, shall be delivered to Seller prior to any entry onto the Property. A renewal certificate for each of the policies required in this Section shall be delivered to Seller prior to the expiration date of the term of such policy. Any policies required by the provisions of this Section may be made a part of a blanket policy of insurance with a “per project, per location endorsement” so long as such blanket policy contains all of the provisions required herein and does not reduce the coverage, impair the rights of the other party to this Agreement or negate the requirements of this Agreement.

00534.00229/1340450v3 10 (f) Super Micro Lease. Notwithstanding anything to the contrary set forth in this Section 4.3, this Section 4.3 shall not modify the rights and obligations of Purchaser as Tenant with respect to the premises demised by the Super Micro Lease. 4.4. Delivery. As additional consideration for the transaction contemplated herein, in the event Purchaser does not close the purchase of the Property (unless this Agreement is terminated on account of Seller’s uncured default under this Agreement), then, at Seller’s request, Purchaser shall promptly deliver to Seller the following: (i) all copies of the documents and other written materials provided to Purchaser by Seller or its agents pursuant to the Agreement, and (ii) without representation or warranty, full and complete copies (without any representation or warranty) of any and all third-party reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or hazardous substance contamination of the Property prepared for Purchaser or obtained in connection with Purchaser’s due diligence investigations of the Property; provided, however, that Purchaser shall not be required to deliver to Seller any internally generated reports, financial analyses, or information that would be considered proprietary or attorney work product. Purchaser’s delivery obligations under this Section 4.4 shall survive any termination of this Agreement for one (1) year. 4.5. Confidentiality. Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section 4.5; provided that each party hereto may discuss with and disclose to its directors, members, managers, officers, employees, accountants, attorneys, existing or prospective lenders for and investors in the Property, investment bankers, underwriters, rating agencies, partners, consultants and other advisors, representatives and agents to the extent such parties reasonably need to know such information. Seller agrees Purchaser may conduct discussions and meetings with governmental and regulatory authorities having jurisdiction over the Property and with utility or service providers regarding the Property in connection with Purchaser’s intended use of the Property. Additionally, notwithstanding the foregoing, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Internal Revenue Service or in order to comply with any other applicable laws or court order, and recognizing that Purchaser is a publicly traded corporation, Purchase shall also be entitled to make such disclosures as may be required under federal and state securities laws. This provision shall survive termination of this Agreement for a period of one (1) year but shall terminate upon the Closing. 5. Title Insurance and Survey. 5.1. Preliminary Report; Survey. As of the Effective Date, Purchaser has been provided with a Preliminary Report as well as legible copies or electronic links to all documents of record referred to in the Preliminary Report as exception to title, from the Title Company, and a copy of the Survey. 5.2. Permitted Exceptions. At Closing, Purchaser shall accept title to the Land and Improvements, subject only to the Permitted Exceptions.

00534.00229/1340450v3 11 5.3. Natural Hazards Disclosure. Seller and Purchaser acknowledge that the Disclosure Statutes (as defined herein) provide that a seller of real property must make certain disclosures regarding certain natural hazards potentially affecting the property, as more particularly provided therein. As used in this Agreement, “Disclosure Statutes” means, collectively, California Government Code Sections 8589.3, 8589.4 and 51183.5, California Public Resources Code Sections 2621.9, 2694 and 4136 and any other statutes that require Seller to make disclosures concerning natural hazards potentially affecting the Property. As of the Effective Date, Seller has provided to Purchaser a Natural Hazard Disclosure Report (the “NHD Report”) for the Property. Purchaser hereby agrees as follows with respect to the Disclosure Statutes and the NHD Report: (i) the delivery of the NHD Report to Purchaser shall be deemed to satisfy all obligations and requirements of Seller under the Disclosure Statutes; (ii) Seller shall not be liable for any error or inaccuracy in, or omission from, the information in the NHD Report; and (iii) the NHD Report is being provided by Seller for purposes of complying with the Disclosure Statutes and shall not be deemed to constitute a representation or warranty by Seller as to the presence or absence in, at or around the Property of the conditions that are the subject of the Disclosure Statutes. 6. Representations and Warranties of Seller. As used in this Agreement, the term “Actual Knowledge” means the current actual (not imputed or constructive) personal knowledge of Bryon Wolf (“Seller’s Representative”), without any duty of further inquiry or investigation and without personal liability. Seller represents and warrants to Purchaser that Seller’s Representative is the individual within Seller’s organization most knowledgeable of the matters covered by the representations and warranties set forth in Section 6. Seller represents and warrants to Purchaser, as of the Effective Date and as of the Closing Date, as follows: 6.1. No Leases or Tenants. Other than the Leases set forth on the Rent Roll attached as Exhibit G to this Agreement, Seller is not a party to any other leases, licenses or other similar occupancy agreements with respect to the leasing or occupancy of the Land or Improvements. Seller has not granted any option or right of first refusal or first opportunity to any party to acquire any interest in the Property other than pursuant to this Agreement. The Rent Roll attached as Exhibit G to this Agreement is a true, correct and complete Rent Roll of the Property as of the Effective Date. As of the Effective Date, Seller has delivered to Purchaser true, correct and complete copies of the Leases set forth on the Rent Roll, including all amendments thereto and guaranties thereof. Except as otherwise disclosed on the Rent Roll or in the Leases: (a) Each Lease is in full force and effect. (b) No Lease has been amended or modified except as set forth in the Leases or in Section 3.1(b) of this Agreement. There are no other agreements or understandings, whether written or oral, between the parties to the Leases with respect to the Leases, as applicable, or the Property. (c) There are no arrearages of base rent, additional rent, or any other amount payable by any Tenant under the Leases. (d) There are no uncured defaults by any Tenant under any Lease and, to Seller’s Actual Knowledge, there have been no events which with the giving of notice, the passage of time or both would constitute a default by any Tenant under any Lease.

00534.00229/1340450v3 12 (e) No Tenant is entitled to any free rent, rent abatement, rebate, rent concession, rent deferral, deduction or offset except as set forth in the Leases. (f) Seller has not received from any Tenant under any Lease a written notice of default by Seller in performing any of its obligations as landlord under such Lease or a written notice of violation of any statute, rule, law, ordinance, or other legal regulation pertaining to the Land or the Improvements, and Seller has not received any written claims for offsets or abatements against any rent payable under any of the Leases. (g) Seller has the sole right to collect rent under each Lease and such right has not been assigned, pledged, hypothecated or otherwise encumbered except in connection with Seller’s loan secured by the Deed of Trust and the Assignment of Leases and Rents. (h) All security deposits required under the Leases have been paid and are being held by Seller in accordance with the Leases. (i) No Tenant has paid rent more than one (1) month in advance. (j) Seller has received no written notice that any of the Tenants have filed for protection from their creditors under the Federal Bankruptcy Act or any similar statute or state equivalent or that they shall be so ceasing operations, terminating their Leases, and/or filing for such protection. (k) Except as set forth in the Leases, Seller has not forgiven or deferred (or agreed to forgive or defer) the payment of any amount of rent payable by any Tenant under any Lease. (l) Seller has fully paid or credited all Leasing Costs or will credit Purchaser for the same at Closing pursuant to the Purchase Agreement. 6.2. No Contracts. The Property is not subject to any service, maintenance, supply, construction, property management, leasing, brokerage or similar contracts to which Seller is a party other than any such contracts that will be terminated by Seller as of the Closing Date without any penalty or premium payable by, or other liability imposed upon, Purchaser; it being understood that Seller shall be solely responsible for any such penalty, premium or other liability. 6.3. FIRPTA. Seller is not a “foreign person” within the meaning of the United States tax laws, to which reference is made in Internal Revenue Code Section 1445(b)(2). 6.4. Environmental. Except as disclosed in the Due Diligence Items, to Seller’s Actual Knowledge, there have been no Hazardous Substances deposited on the Property in violation of any Environmental Law and Seller has not deposited or stored, and Seller has not granted permission to any other person or entity to deposit or store, any Hazardous Substances on the Property in violation of any Environmental Law; in both cases except for incidental use or storage of minor quantities of Hazardous Substances that are usual and customary for the conduct of the retail business that tenants conducted on the Property and are generally consistent with the operation of properties similar to the Property and all in conformance with all Environmental

00534.00229/1340450v3 13 Laws. To Seller’s Actual Knowledge, Seller has not received any written notice that any other person or entity has used any part of the Property for the storage, manufacture or disposal of any Hazardous Materials in violation of any Environmental Law. To Seller’s Actual Knowledge, Seller has not received from any governmental authority any written complaint, order, citation or notice with regard to any Hazardous Materials affecting any part of the Property. Except as disclosed in the Due Diligence Items and to Seller’s Actual Knowledge, there is no underground storage tank of any nature located on any part of the Property. 6.5. No Litigation or Violations. To Seller’s Actual Knowledge, there is no pending and Seller has received no written notice of any threatened claim, action, suit or similar proceeding against the Property, or against Seller with respect to the Property, and Seller has not received written notice of any violation of any laws affecting any portion of the Property from any governmental entity that remains uncured. 6.6. No Condemnation. Seller has received no written notice of any pending or threatened condemnation or eminent domain proceedings affecting all or any part of the Property. 6.7. Zoning. To Seller’s Actual Knowledge, there is no pending or threatened request, application or proceeding to alter or restrict the zoning or other use restrictions applicable to the Property, or otherwise change the zoning classification of the Property, except as disclosed in the Due Diligence Items. 6.8. No Employees. Seller does not directly employ any employees who work at the Property. Seller does not maintain or sponsor any employee benefit plan, including, without limitation, any plans subject to the Employer Retirement Income Security Act of 1974, as amended. 6.9. No Bankruptcy. Seller has not (a) made a general assignment for the benefit of its creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, or (d) admitted in writing its inability to pay its debts as they become due. 6.10. Good Standing; Authority. Seller is duly organized, validly existing and in good standing under the laws of the state of its formation, and is in good standing under the laws of the state in which the Property is located. Seller has taken all necessary action to authorize the execution, delivery and performance of its obligations under this Agreement. The person signing this Agreement on behalf of Seller is authorized to do so. 6.11. No Further Consents. All consents, joinders or authorization from any governmental authority or private person or entity which are necessary for Seller to execute, deliver and perform its obligations under this Agreement or to consummate the transaction contemplated under this Agreement have been obtained or will be obtained by Seller prior to the Closing contemplated hereunder. 6.12. No Conflicts. To Seller’s Actual Knowledge, the entering into this Agreement and the sale of the Property to Purchaser shall not constitute a violation or breach by

00534.00229/1340450v3 14 Seller of: (i) any contract, agreement, understanding or instrument to which Seller is a party or by which Seller or the Property is subject or bound, (ii) any judgment, order, writ, injunction or decree issued against or imposed upon Seller, or (iii) Seller’s organizational and governing documents. 6.13. OFAC. Neither Seller nor to Seller’s Actual Knowledge, any entity or person that controls Seller is a Blocked Person. 6.14. Tangible Personal Property. Any Tangible Personal Property remaining in the Improvements as of the Closing Date shall be deemed abandoned by Seller, and Purchaser may upon the Closing take possession thereof and retain the same as Purchaser’s property or dispose of same in any manner which Purchaser may determine without liability or accountability therefor to Seller or any other party. 6.15. Short Term Occupancy Agreements. Seller has delivered to Purchaser true, correct and complete copies of the Short Term Occupancy Agreements. As of the Closing Date, Seller shall be deemed to have remade all the representations and warranties set forth in this Section 6. Furthermore, all of the representations and warranties set forth in this Section 6 shall survive the Closing for the Survival Period. Until the later of (a) the expiration of the Survival Period and (b) if any claim is brought by Purchaser prior to the expiration of the Survival Period, the entry of a final order, decree, or judgment of a court or other tribunal of competent jurisdiction as to such claim and full payment of such claim, Seller shall (y) remain a duly organized and validly existing entity in good standing under the laws of the state of its formation and (z) reserve unencumbered cash reserves equal to the Liability Cap (as defined below) (the foregoing covenants shall be referred to the “Seller Survival/Reserve Covenants”). 6.16. Limitations on Representations. In the event of any material breach by Seller of any of such representations, warranties or covenants discovered after Closing, Seller shall be liable only for any direct or actual damages suffered by Purchaser on account of Seller’s breach. Any liability of Seller hereunder for breach of any such representations or warranties shall be limited to (a) claims in excess of an aggregate of One Hundred Fifty Thousand Dollars ($150,000) (“Liability Threshold”) (provided that, with respect to such claims, Seller shall liable for the entirety of such claims from the first dollar of loss) that are asserted by written notice to Seller and by filing suit in court of competent jurisdiction (or by initiating arbitration, if required) within the Survival Period, and (b) a maximum aggregate amount of One Million Four Hundred Thousand Dollars ($1,400,000) (the “Liability Cap”); provided that in no event shall the following amounts be subject to the Liability Threshold or Liability Cap: (i) any judgement for actual fraud by Seller, or (ii) claims for prorations pursuant to Article 10 [Prorations], claims for closing costs pursuant to Section 11.1 [Seller Costs], claims under Section 12.2 [No Change], claims for failure to remit insurance or casualty proceeds to Purchaser pursuant to Section 14.2, claims for indemnification pursuant to Article 16 [Brokers], or claims for legal costs pursuant to Article 22 [Attorney’s Fees]. In no event shall Seller or Purchaser be liable for any indirect, consequential, special or punitive damages on account of its breach of any representation, warranty or covenant contained in this Agreement. Additionally, notwithstanding the foregoing, if Purchaser obtains actual knowledge prior to the Closing (defined as the present actual knowledge of Justin Chin or Kim Liou, without

00534.00229/1340450v3 15 duty to investigate or the imputation of the knowledge of any other person, and without personal liability upon such individuals) that any representation or warranty hereunder is untrue or breached, or any covenant or condition to Closing hereunder has not been fulfilled or satisfied (if not otherwise waived by Purchaser in writing in its sole and absolute discretion), and Purchaser nonetheless proceeds to close its purchase of the Property, then Purchaser shall be deemed to have irrevocably and absolutely waived, relinquished and released all rights, remedies and claims against Seller for any damage or other loss arising out of or resulting from such untrue or breached representation or warranty or such unfulfilled or unsatisfied covenant or condition. 6.17. Disclaimer of Warranties; “As-Is” Purchase; Release. EXCEPT ONLY AS OTHERWISE SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER AND PURCHASER AGREE THAT THE PROPERTY SHALL BE SOLD AND THAT PURCHASER SHALL ACCEPT TITLE TO THE PROPERTY AND POSSESSION THEREOF ON THE CLOSING DATE “AS IS, WHERE IS, WITH ALL FAULTS” AND WITH NO ADJUSTMENTS FOR PHYSICAL, FUNCTIONAL OR ECONOMIC CONDITIONS. EXCEPT ONLY AS OTHERWISE SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER SELLER NOR SELLER’S BROKER (IF ANY) NOR ANY SELLER PARTY HAS MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER WRITTEN OR ORAL, WITH RESPECT TO THE CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, REGARDING THE AVAILABILITY OF UTILITIES, COMPLIANCE WITH BUILDING CODES OR ZONING CODES, FLOOD CONTROL, SOILS CONDITIONS OR THE PRESENCE OF HAZARDOUS MATERIALS. EXCEPT ONLY AS OTHERWISE SPECIFICALLY AND EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES MADE BY SELLER OR SELLER’S AGENTS, EMPLOYEES OR CONTRACTORS, ORAL OR WRITTEN, EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PROPERTY OR PROJECT OR THE FITNESS THEREOF FOR ANY PARTICULAR USE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS, QUALITY OR WORKING ORDER, AND SELLER EXPRESSLY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY. Without limiting the generality of the foregoing, (a) Purchaser acknowledges that it is already in possession of a substantial portion of the Property pursuant to the Super Micro Lease and has had a sufficient opportunity to conduct due diligence inspections of the Property and will acquire the Property in its current condition based on its due diligence inspections, except as specifically and expressly set forth in this Agreement. Purchaser acknowledges and agrees that the Property is to be conveyed by Seller to Purchaser “as is with all faults,” and substantially in its current condition. Purchaser further acknowledges and agrees that, except for the representations and warranties by Seller in Section 6 above, Section 16 below or elsewhere in this Agreement, the sale of the Property to Purchaser is made without any warranty or representation of any kind by Seller, either express or implied or arising by operation of law (all of which are, to the extent permitted by law, expressly disclaimed by Seller), and Seller shall have no liability with respect to the value, uses, habitability, merchantability, condition, design, operation, rents, financial condition or redevelopment prospects, or fitness for purpose or use of the Property (or any part thereof), including: (i) the physical condition, nature or quality of the Property, including the quality of the soils on and under

00534.00229/1340450v3 16 the Property and the quality of the labor and materials included in any improvements, fixtures, equipment or personal property comprising a portion of the Property; (ii) the fitness of the Property for any particular purpose; (iii) the presence or suspected presence of hazardous materials on, in, under or about the Property (including the soils and groundwater on and under the Property); and (iv) existing or proposed governmental laws or regulations applicable to the Property or the further development or change in use thereof, including environmental laws and laws or regulations dealing with zoning or land use. (b) Seller shall have no liability for any latent, hidden, or patent defect as to the Property or the failure of the Property, or any part thereof, to comply with any applicable laws and regulations. In particular, Purchaser acknowledges and agrees that the Property information made available to Purchaser under this Agreement (and any other information Purchaser may have obtained regarding in any way any of the Property, including without limitation, its operations or its financial history or prospects from Seller or its agents, employees or other representatives) is delivered to Purchaser without representation or warranty (except for the representations and warranties by Seller set forth in Section 6 above, Section 16 below or elsewhere in this Agreement) as to its accuracy and not as an inducement to acquire the Property; that nothing contained in any deliveries of Property information shall constitute or be deemed to be a guarantee, representation or warranty, express or implied, in any regard as to any of the Property; and that Purchaser is relying only upon the provisions of this Agreement and its own independent assessment of the Property and its prospects in determining whether to acquire the Property. Purchaser’s Initials:_________ (c) Effective as of the Closing, Purchaser hereby waives its right to recover from, and fully and irrevocably releases Seller, its employees, officers, directors, managers, members, partners, representatives, agents, servants, attorneys, affiliates, parent, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations in its behalf (“Released Parties”) from, any and all claims (including claims for contribution and/or indemnity) that it may now have or hereafter acquire against any of the Released Parties for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to the valuation, saleability, physical condition or development potential of the Property, or any construction defects, errors, omissions or other conditions, latent or otherwise, including any and all environmental matters, affecting the Property, or any portion thereof. This release includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release to Seller. In this connection and to the extent permitted by law, Purchaser hereby agrees, represents and warrants, which representation and warranty shall survive the Closing, that Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees,

00534.00229/1340450v3 17 represents and warrants, which representation and warranty shall survive the Closing, that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses. To the extent permitted by law, Purchaser specifically waives the benefit of any provision of law that would relieve Purchaser of any consequences of releasing or waiving claims that Purchaser does not know or suspect to exist in its favor as of the date of such waiver or release. Seller has given Purchaser material concessions regarding this transaction in exchange for Purchaser agreeing to the provisions of this Section 6.17, and Seller and Purchaser have each initialed this Section 6.17 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section 6.17 shall survive Closing. However, notwithstanding anything to the contrary set forth in this Section 6.17, but subject in all respects to the survival provision set forth in Section 6.16 and the limitation of liability and exceptions thereto set forth in Sections 6.16 and 17.1, the foregoing provisions of this Section 6.17 shall not relieve or release Seller for (and Purchaser is not waiving and hereby expressly reserves) any claims arising out of (i) the breach by Seller of any express representation, warranty or covenant set forth in this Agreement which survives the Closing pursuant to the terms hereof; or (ii) any actual fraud by Seller. ____________ _______________ Seller’s Initials Purchaser’s Initials (d) In connection with Section 6.17(c) above, Purchaser expressly waives the benefits of Section 1542 of the California Civil Code, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” PURCHASER ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE IN CONNECTION WITH THIS AGREEMENT, AND THAT SUCH COUNSEL HAS EXPLAINED TO PURCHASER THE PROVISIONS OF THIS SECTION 6.17(d). BY INITIALING BELOW, PURCHASER CONFIRMS IT HAS AGREED TO THE PROVISIONS OF THIS SECTION 6.17(d). _______________ Purchaser’s Initials 7. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that as of the Effective Date: 7.1. Good Standing; Authority. Purchaser is a duly organized and validly existing entity in good standing under the laws of the state of its formation. Purchaser has taken all necessary action to authorize the execution, delivery and performance of its obligations under this Agreement. The person signing this Agreement on behalf of Purchaser is authorized to do so.

00534.00229/1340450v3 18 7.2. No Further Consents. All consents, joinders or authorization from any governmental authority or private person or entity which are necessary for Purchaser to execute, deliver and perform its obligations under this Agreement or to consummate the transaction contemplated under this Agreement have been obtained or will be obtained by Purchaser prior to the Closing contemplated hereunder. 7.3. No Conflicts. To the best of Purchaser’s knowledge, without any duty of further inquiry or investigation, the entering into this Agreement and the purchase of the Property from Seller shall not (a) constitute a violation or breach by Purchaser of: (i) any contract, agreement, understanding or instrument to which Purchaser is a party or by which Purchaser is subject or bound, (ii) any judgment, order, writ, injunction or decree issued against or imposed upon Purchaser, or (iii) Purchaser’s governing documents or any agreements among the equity owners of Purchaser; or (b) result in the violation of any law, order, rule or regulation of any governmental or quasi-governmental authority. 7.4. OFAC. Neither Purchaser nor any entity or person that controls Purchaser is a Blocked Person. 7.5. No Bankruptcy. Purchaser has not (a) made a general assignment for the benefit of its creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, or (d) admitted in writing its inability to pay its debts as they become due. As of the Closing Date, Purchaser shall be deemed to have remade all the representations and warranties set forth in this Section 7. Furthermore, all of the representations and warranties set forth in this Section 7 shall survive the Closing for the Survival Period. 8. Closing and Closing Documents. 8.1. Closing. The Closing under this Agreement shall occur on the Closing Date, or such other date as mutually approved in writing by Seller and Purchaser, subject in all respects to the satisfaction of the conditions set forth in Section 13 below. The Closing shall take place at the Title Company through an escrow style closing. 8.2. Seller Escrow Deliveries. Seller shall duly execute, acknowledge (as applicable) and deliver (or cause to be delivered) the following documents to Escrow Agent at Closing, each in form attached to this Agreement or, if not attached to this Agreement, in form and substance reasonably satisfactory to Purchaser and Seller: (a) A Grant Deed with respect to the Land and the Improvements in the form of Exhibit C to this Agreement (“Deed”), subject only to the Permitted Exceptions. (b) An Assignment of Intangibles with respect to the Intangible Personal Property, in the form of Exhibit D to this Agreement.

00534.00229/1340450v3 19 (c) An Assignment of Leases with respect to the Leases (and any security deposits thereunder) in the form of Exhibit H to this Agreement. (d) A customary owner’s affidavit, which shall include a statement that a physical inspection or survey of the Real Property would not disclose any matters which are not already disclosed on the Survey (a “no change” affidavit), and a gap indemnity sufficient to facilitate the Title Company to issue the Owner’s Title Policy at Closing with extended coverage and insure the gap in title coverage between the date of the last title commitment and the date the Deed is recorded. (e) A FIRPTA affidavit evidencing that Seller is not a “foreign person” under the Internal Revenue Code, as amended. (f) Such evidence as Title Company may require to reasonably establish that Seller’s execution of this Agreement and performance of its obligations hereunder have been duly authorized and that the person or persons executing this Agreement on behalf of Seller have been duly authorized and empowered to do so. (g) California Withholding Exemption Certificate (“Form 593-C”). (h) Such other documents as may be reasonably required to carry out the terms and intent of this Agreement, including the License Termination Notices and the assignment to Purchaser by Caracol 2 of the Clear Channel Occupancy Agreement. 8.3. Purchaser Escrow Deliveries. Purchaser shall duly execute, acknowledge (as applicable) and deliver (or cause to be delivered) the following to Escrow Agent at Closing. (a) Purchaser shall deliver (or caused to be delivered) such documents as may be reasonably required to carry out the terms and intent of this Agreement to Escrow Agent at Closing, each in form and substance reasonably satisfactory to Seller and Purchaser. (b) Immediately available funds in the following amounts: (i) the balance of the Purchase Price (as adjusted by the prorations and credits specified herein); (ii) such amount, if any, as is necessary for Purchaser to pay Purchaser’s share of the closing costs and prorations specified in Article 11, below; and (iii) any other amounts required to close escrow in accordance with the terms of this Agreement. (c) An Assignment of Intangibles with respect to the Intangible Personal Property, in the form of Exhibit D to this Agreement. (d) An Assignment of Leases with respect to the Leases (and any security deposits thereunder) in the form of Exhibit H to this Agreement. 8.4. Closing Statement. Seller and Purchaser shall each execute and deliver to Escrow Agent a closing statement in a customary form together with such other documents that Escrow Agent may reasonably request to consummate the Closing.

00534.00229/1340450v3 20 8.5. Possession. Seller shall deliver possession of the Property to Purchaser at the Closing free and clear of parties in possession other than Tenants and parties to the Short Term Occupancy Agreements in accordance with this Agreement. 8.6. Closing Notification Letters. Seller and Purchaser shall each execute, and Purchaser shall deliver to each Tenant promptly after the Closing, a Closing Notification Letter in the form attached hereto as Exhibit I. Seller and Purchaser may each execute the Closing Notification Letter electronically and pdf versions may be delivered to the other party electronically. 9. Delivery of Keys. Within two (2) Business Days after the Closing, Seller shall, deliver to Purchaser all Seller’s keys and card keys to the Improvements. The obligation of Seller under this Section shall survive the Closing. 10. Prorations. The following are to be apportioned between the Parties as of 12:01 a.m. on the Closing Date as follows, with Purchaser being deemed to be the owner of the Property during the entire day on which the Closing occurs and being entitled to receive all income (if any) of the Property and being obligated to pay all expenses of the Property, with respect to such day: 10.1. Rent. (a) Rent shall be prorated between Seller and Purchaser as of the Closing Date (with Purchaser to receive a credit for such amounts for the day of Closing) on the basis of the period for which such Rent is payable, provided that there shall be no credit to Seller at Closing for, and Purchaser shall not be responsible for reimbursement to Seller for, uncollected Rent for any period prior to Closing, except to the extent such amounts are actually paid to Purchaser after Closing, in which event such amounts shall be disbursed in accordance with the terms of this Section 10.1. Any Rent paid by Tenant and collected by or on behalf of Seller during the month in which the Closing Date occurs but prior to the Closing shall be applied, (a) first, to the Rent for the month in which the Closing Date occurs and prorated in accordance with the foregoing provisions of this Section 10.1, (b) second, to delinquent Rent, if any, payable to Seller, and (c) third, to advance Rent payable to Purchaser. If, as of the Closing Date, there is delinquent Rent owed to Seller under the Lease, then all Rent collected by Purchaser after the Closing Date shall be applied each month as follows: (x) first, the current Rent due to Purchaser, (y) second, to delinquent Rent due to Purchaser, and (z) third, to any delinquent Rent payable to Seller. Purchaser shall send letters to collect such past due or delinquent Rent at least once every thirty (30) days, for a period of one hundred twenty (120) days following Closing; provided, however, that Purchaser shall have no obligation to institute or prosecute any legal proceedings to collect such Rent or incur any material cost in connection therewith. Further, Seller shall not have the right to pursue the collection of delinquent Rent after the Closing Date, and, without limiting the generality of the foregoing, shall have no right to cause the Tenant to be evicted or to exercise any other "landlord" remedy (as set forth in the Lease) against the Tenant or bring or maintain any suit for collection. Any sums received by Purchaser to which Seller is entitled shall be held in trust for Seller on account of such amounts payable to Seller, and Purchaser shall remit to Seller any such sums received by Purchaser to which Seller is entitled within ten (10) Business Days after receipt thereof less reasonable, actual costs and expenses of collection, including reasonable attorneys' fees, court costs and disbursements, if any. Seller expressly agrees that if Seller

00534.00229/1340450v3 21 receives any amounts after the Closing Date, Seller shall remit to Purchaser that portion of the moneys so received by Seller to which Purchaser is entitled within ten (10) Business Days after receipt thereof. (b) Security Deposit: Prepaid Rent. At Closing, Purchaser shall receive a credit to the Purchase Price in the amount of any security deposit or pre-paid rent under the Leases. Upon Purchaser receiving such credit against the Purchase Price at Closing, Seller shall retain all security and other tenant deposits free and clear of any and all claims on the part of tenants and Purchaser. Purchaser shall be responsible for maintaining as security deposits and other deposits the aggregate amount so credited to Purchaser in accordance with the provisions of the Leases relevant thereto. (c) Leasing Costs. Seller shall be responsible for and shall pay, at or prior to Closing, all Leasing Costs that are due and payable as of the Closing Date with respect to the Leases. Purchaser shall receive a credit to the Purchase Price in the amount of the Leasing Costs that are not yet due and payable as of the Closing Date, but that may become due and payable after the Closing Date, with respect to the Leases. (d) Rent Concessions. At Closing, Purchaser shall receive a credit to the Purchase Price in the amount of free rent, rent abatements or other rent concessions under the Leases for any period of time that extends beyond the Closing Date, but excluding any free rent, rent abatements or rent concessions granted under the Joy Parking Lease and Caracol 2 Lease. 10.2. Real Estate Taxes and Other Expenses. Real estate taxes and non-ad valorem personal property taxes on the Property shall be prorated between Seller and Purchaser as of the Closing Date (with Purchaser to be charged for such taxes for the day of Closing) based on the final, most current fiscal year taxes (taking into account the maximum allowable discount and without taking into account any pending or temporary reduction due to any pending appeal), or if unknown, based on one hundred and five percent (105%) of the preceding year taxes. At the request of either Party, taxes shall be re-prorated when the actual tax bill for the year of Closing is available. 10.3. Utilities. Except where the applicable utility company shall close its account with Seller and open a new account with Purchaser, charges for water, sewer, electricity, gas, telephone and any other utilities shall be prorated between Seller and Purchaser as of the Closing Date (with Purchaser to be charged for such utility expenses for the day of Closing). In such event, Seller shall furnish copies of the bills for such services for the prior billing period and the apportionment shall be based on such bills. At the request of either Party, utility charges shall be re-prorated when the actual bill for the billing period including Closing is available. 10.4. Other. Except as otherwise set forth in this Section 10 or any expenses which are the sole obligation of the Tenants under the Leases, Seller and Purchaser shall prorate all other items of revenue and expenses associated with the Property as of the Closing Date (with Purchaser to be charged for such expenses and credited for such revenue for the day of Closing) based on available information and in accordance with the customs for the closing of commercial real estate transactions in the State. At the request of either Party, such other expenses and revenue shall be re-prorated when the actual information is available.

00534.00229/1340450v3 22 10.5. Survival. The provisions of this Section 10 shall survive the Closing. 11. Closing Costs. The Parties shall bear the following costs; any other closing costs not expressly allocated in this Agreement shall be paid according to custom in the City of San Jose, County of Santa Clara, State of California: 11.1. Seller Costs. Seller shall pay for (a) any costs of the title search and the base premium for the Owner’s Title Policy, (b) County transfer and similar taxes on the Deed or conveyance of the Property from Seller to Purchaser, (c) fifty percent (50%) of City transfer taxes on the Deed or conveyance of the Property from Seller to Purchaser, (d) fifty percent (50%) of any escrow or closing costs or fees of Title Company, and (e) all amounts required to fully pay and discharge all Mandatory Cure Items from title affecting the Property. 11.2. Purchaser Costs. Purchaser shall pay for (a) the premium on any extended coverage under the Owner’s Title Policy and the premium on any endorsements to the Owner’s Title Policy requested by Purchaser, (b) the cost of recording the Deed, (c) fifty percent (50%) of any escrow or closing costs or fees of Title Company; (d) fifty percent (50%) of City transfer taxes on the Deed or conveyance of the Property from Seller to Purchaser. 11.3. Legal Fees. Each Party shall be responsible for payment of its own legal fees and costs, except as otherwise provided in this Agreement. 12. Covenants of Seller. 12.1. Continued Operations. During the Contract Period, Seller shall operate the Property in a manner consistent with present operations, including, without limitation, performing all necessary routine maintenance and repair. 12.2. No Changes to Property. During the Contract Period, Seller shall not, without the prior written consent of Purchaser in each instance, which consent may be withheld in Purchaser’s sole and absolute discretion, (a) subject to Section 12.7, amend, terminate, renew any of the Leases, permit or consent to any termination, surrender, assignment, sublease or license of a Lease (unless the tenant thereunder has a unilateral right to terminate, surrender, sublease, license or assign such Lease), or apply any tenant deposit under a Lease, enter into any new leases, license agreements, or other similar occupancy agreement, or any service contracts or other agreement affecting the Property, (b) amend or enter into any encumbrance, easement, covenant, condition, right-of-way or restriction upon the Property, (c) grant, create or assume any mortgage, lien, encumbrance, easement, covenant, condition, right-of-way or restriction upon the Property, (d) transfer any part of the Property, (e) voluntarily take any action adversely affecting the title to the Property as it exists on the Effective Date, or (f) withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Property. The provisions of this paragraph shall survive the Closing. This Section 12.2 shall survive for the Survival Period. 12.3. Insurance. Seller shall cause all of the existing insurance policies (or replacements thereof with coverages equal to or greater than such insurance policies) to remain continuously in force during the Contract Period.

00534.00229/1340450v3 23 12.4. Change in Conditions. Seller shall promptly notify Purchaser of any change in any condition with respect to the Property (including, without limitation, as a result of casualty or condemnation) or of any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading in any material respect, or any covenant of Seller under this Agreement incapable or less likely of being performed. 12.5. No Marketing of Property. So long as this Agreement is in full force and effect, Seller shall not (a) actively market the Property for sale through a real estate broker (or otherwise), (b) solicit offers from third parties to purchase the Property, or (c) execute another purchase and sale contract for the Property with any third party. 12.6. Tenant Estoppels. (a) Seller shall obtain a Tenant Estoppel from Caracol 2 prior to Closing, to be dated concurrently with the Caracol 2 Lease Amendment. Promptly upon Seller’s receipt of the Tenant Estoppel from Caracol 2, Seller shall deliver to Purchaser the Tenant Estoppel received by Seller. The parties acknowledge and agree that the Qualifying Tenant Estoppel for Caracol 2 shall confirm the agreed-upon terms set forth in Paragraph 13 of Exhibit F, notwithstanding anything to the contrary in the Caracol 2 Lease, and which Purchaser agrees to accept. Within two (2) days of Purchaser’s receipt of the Tenant Estoppel, Purchaser shall notify Seller whether such Tenant Estoppel is approved by Purchaser as a Qualified Tenant Estoppel, and if applicable shall provide in any such notice to Seller the basis for any disapproval. Purchaser agrees not to object to any nonmaterial qualifications or modifications which a Tenant may make to the form of Tenant Estoppel; provided, however, that a variance regarding the term of more than 30 days, a discrepancy in rent of more than 1% and any difference as to the terms and conditions of termination rights shall not be considered nonmaterial. Purchaser’s failure to give such notice within such two (2) day period shall be deemed to constitute Purchaser’s acceptance and approval of such Tenant Estoppel. In no event shall Seller’s failure to deliver to Purchaser any of the Tenant Estoppels or to satisfy the Tenant Estoppel Requirement be deemed to be a default by Seller under this Agreement. (b) Notwithstanding any other provisions hereof, Seller shall have the right to extend the Closing Date for up to ten (10) business days, by delivering written notice of such election to Purchaser not less than three (3) days prior to the scheduled Closing, in order to provide for the delivery of the Tenant Estoppel set forth in this Section. If the Tenant Estoppel Requirement is not satisfied at least three (3) days prior to the Closing Date, as the same may be extended by Seller pursuant to this Section, then Purchaser may, at its option, in its sole and absolute discretion, elect in writing to (x) terminate this Agreement upon written notice to Seller and Escrow Agent, in which event Seller shall promptly return the Deposit to Purchaser by wire transfer (in accordance with the wire transfer instructions provided by Purchaser) and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement, (y) extend the Closing Date for up to thirty (30) days so that Seller and Purchaser may attempt to satisfy the Tenant Estoppel Requirement, or (z) waive the Tenant Estoppel Requirement and close the transaction in accordance with this Agreement without any reduction in the Purchase Price. Purchaser shall give written notice to Seller and Escrow Agent of such election at least two (2) days prior to the

00534.00229/1340450v3 24 scheduled Closing Date; provided, however, that if Purchaser fails to give such written election to Seller, then Purchaser shall be deemed to have elected to terminate under clause (x) and Seller shall promptly return the Deposit to Purchaser by wire transfer (in accordance with the wire transfer instructions provided by Purchaser) and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement. If Purchaser elects to extend the Closing Date pursuant to clause (y) of this Section 12.6, and the Tenant Estoppel Requirement is not satisfied prior to such extended Closing Date, then Purchaser may, at its option, elect in writing to (i) terminate this Agreement upon written notice to Seller and Escrow Agent, in which event Seller shall return the Deposit to Purchaser by wire transfer (in accordance with the wire transfer instructions provided by Purchaser) and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement, or (ii) waive the Tenant Estoppel Requirement and close the transaction in accordance with this Agreement without any reduction in the Purchase Price; provided, however, that if Purchaser fails to give such written election to Seller at least two (2) days prior to the scheduled Closing Date (as extended), then Purchaser shall be deemed to have elected to terminate under clause (x) and Seller shall promptly return the Deposit to Purchaser by wire transfer (in accordance with the wire transfer instructions provided by Purchaser) and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement. 12.7. Caracol 2 Lease Amendment. Prior to Closing, Seller shall deliver into Escrow a fully executed Tenth Amendment to Lease Agreement with respect to the Caracol 2 Lease, in a form reasonably acceptable to each of Purchaser and Seller, containing the material terms set forth in Exhibit J to this Agreement (the “Caracol 2 Lease Amendment”), to be dated as of the Closing Date. 13. Parties’ Obligations to Close. 13.1. Purchaser’s Conditions Precent. Each of the following conditions must be satisfied (unless waived in writing by Purchaser) in order for Purchaser to be obligated to close under this Agreement: (a) Representations and Warranties. All representations and warranties made by Seller under this Agreement on the Effective Date shall be true and correct in all material respects on the Closing Date as if remade by Seller on and as of the Closing Date. (b) Covenants. Seller shall have performed all covenants and agreements required by this Agreement to be performed by Seller, including, without limitation, the delivery of the Qualifying Tenant Estoppel and the Caracol 2 Lease Amendment, on or before the Closing Date. (c) Owner’s Title Policy. Title Company shall be irrevocably committed to issue the Owner’s Title Policy, subject only to the Permitted Exceptions. (d) No Material Adverse Change. There shall have been no material adverse change in the Property from the Effective Date through the Closing Date that would

00534.00229/1340450v3 25 materially and adversely affect Purchaser’s intended development, use and/or operation of the Property. (e) Absence of Moratorium. No litigation, referendum, moratorium, statute, order, regulation, ordinance, legislation, judgment, ruling or decree shall have been enacted, adopted, issued or entered since the Effective Date, or shall be pending or in effect since the Effective Date, that would materially and adversely affect Purchaser’s intended development, use and/or operation of the Property. If any of the conditions in Sections 13.1(c) through 13.1(e) are not satisfied (or the events described therein otherwise fail to occur) on the Closing Date, then Purchaser may, at its option, in its sole and absolute discretion, elect to (a) terminate this Agreement upon written notice to Seller and Escrow Agent, in which event Seller shall promptly return the Deposit to Purchaser by wire transfer (in accordance with the wire transfer instructions provided by Purchaser) and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement, (b) extend the Closing Date for up to ten (10) Business Days to allow time for satisfaction of any such closing condition, or (c) waive the conditions and close the transaction in accordance with this Agreement without any reduction in the Purchase Price. Purchaser shall give written notice to Seller and Escrow Agent of such election no later than 11:00 a.m. on the day prior to the scheduled Closing Date. If Purchaser fails to give such written election, then Purchaser shall be deemed to have elected to terminate under clause (a) and Seller shall promptly return the Deposit to Purchaser by wire transfer (in accordance with the wire transfer instructions provided by Purchaser) and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement. If either of the conditions in Sections 13.1(a) and 13.1(b) are not satisfied (or the events described therein otherwise fail to occur) on the Closing Date, then Purchaser shall be entitled to exercise all rights and remedies under Section 17.1 of this Agreement. 13.2. Seller’s Obligations to Close. The obligation of Seller to sell the Property is subject to the condition (which may be waived in writing by Seller in its sole discretion) that Purchaser shall have performed all covenants and agreements required by this Agreement to be performed by Purchaser on or before the Closing Date and that all Purchaser’s representations and warranties are true and correct in all material respects as of the date of Closing. 14. Casualty and Condemnation. 14.1. Termination Right. If, during the Contract Period, any portion of the Property is damaged or destroyed or becomes the subject of any actual or threatened condemnation or eminent domain proceedings, then Seller shall promptly notify Purchaser in writing in accordance with Section 12.4. If (a) the cost to rebuild or repair such damage or destruction exceeds Five Hundred Thousand and 00/100 Dollars ($500,000.00), as reasonably estimated by a contractor retained by Purchaser and reasonably acceptable to Seller, (b) there is an uninsured or underinsured casualty and Seller does not elect to credit Purchaser with the full amount of such loss, or (c) such actual or threatened condemnation or eminent domain proceedings would (i) reduce the value of the Property by more than Five Hundred Thousand and 00/100 Dollars ($500,000.00), as reasonably estimated by an appraiser retained by Purchaser and reasonably acceptable to Seller, or (ii) affect the parking area of the Property or access to the Property in any

00534.00229/1340450v3 26 materially adverse manner as reasonably determined by Purchaser in good faith, then Purchaser may elect to (y) terminate this Agreement upon written notice to Seller and Escrow Agent, in which event Seller shall promptly return the Deposit to Purchaser whereupon both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement, or (z) consummate this transaction with no reduction in the Purchase Price. Purchaser shall give written notice to Seller of such election no later than five (5) Business Days following Purchaser’s receipt of notice from Seller under this Section 14.1; it being agreed that, if necessary, the Closing Date shall be extended for a period of seven (7) Business Days following Purchaser’s receipt of such notice from Seller. If Purchaser fails to give such written election to Seller, then Purchaser shall be deemed to have elected to terminate under clause (y) and Seller shall promptly return the Deposit to Purchaser by wire transfer and both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement. 14.2. Closing Procedures. If the transaction contemplated by this Agreement is consummated, then (a) Purchaser shall be entitled to receive any condemnation proceeds or proceeds of insurance under any policy(ies) of insurance applicable to the destruction or damage of the Property (including rental loss insurance), (b) Purchaser shall receive a credit against the Purchase Price equal to the amount of any deductible, self-insurance, or co-payment amount under the policy(ies) of insurance applicable to the destruction or damage, or if applicable the cost to repair any uninsured casualty up to Five Hundred Thousand and 00/100 Dollars ($500,000.00) as reasonably estimated by a contractor retained by Purchaser and reasonably acceptable to Seller, and (c) Seller shall, at Closing, execute and deliver to Purchaser all customary proofs of loss and other similar items. Furthermore, if the transaction contemplated by this Agreement is consummated, Seller shall include Purchaser in all claim settlement discussions and shall use good faith commercially reasonable efforts to maximize the insurance proceeds related to the casualty. Seller shall not settle any claim with its insurer without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed. 15. Notices. All notices, requests and other communications under this Agreement must be in writing and shall be deemed to have been delivered and received (a) on the date of delivery, if delivered by hand (against a signed receipt), (b) on the first Business Day after having been delivered to a nationally recognized overnight air courier service for “next business day” delivery, (c) three (3) Business Days after mailing, if sent by U.S. certified mail, postage prepaid and return receipt requested, or (d) on the date sent by electronic mail if sent before 5:30 p.m. Pacific Time and a copy of such notice simultaneously given by nationally recognized overnight delivery air courier service for “next business day” delivery, in each case as follows: If to Seller: c/o Bay West Development 2175 Francisco Blvd. East, Suite G San Rafael, CA 94901 Attn: Bill Poland Email: bpoland@baywestgroup.net With a copy to: c/o Bay West Development

00534.00229/1340450v3 27 90 Railway Avenue Campbell, California 95008 Attention: Matt Gingery and Bryon Wolf Email: matt@baywestdevelopment.com Email: bwolf@baywestdevelopment.com With a copy to: Lubin Olson & Niewiadomski LLP 600 Montgomery Street, 14th floor San Francisco, CA 94111 Attn: Mark D. Lubin and Elizabeth S. Anderson Email: mlubin@lubinolson.com Email: banderson@lubinolson.com If to Purchaser: Super Micro Computer, Inc. 980 Rock Avenue San Jose, CA 95131 Attention: Justin Chin Email: JustinChin@supermicro.com With a copy to: Greenberg Traurig, LLP 101 Second Street, Suite 2200 San Francisco, CA 94105 Attention: Randall Single Email: Randy.Single@gtlaw.com If to Escrow Agent: First American Title Company 333 W. Santa Clara Street, Ste. 220 San Jose, CA 95113-1714 Attn: Carol M. Herrera Email: cmherrera@firstam.com Either Party may change its address under this Agreement by giving written notice of such change to the other Party in the manner provided in this Section 15. The respective attorneys for each Party are authorized to give any notices, make any requests and send any other communications under this Agreement on behalf of their respective clients. 16. Brokers. Seller and Purchaser represent and warrant to each other that they have not dealt with any broker, finder or other intermediary in connection with the transaction contemplated by this Agreement, other than Seller’s Broker and Purchaser’s Broker, respectively. Seller shall be solely responsible for compensating Seller’s Broker pursuant to a separate written commission agreement between Seller and Seller’s Broker. Seller shall be solely responsible for compensating Purchaser’s Broker pursuant to a separate written commission agreement between Seller and Purchaser’s Broker. Each Party shall indemnify and hold harmless the other Party from and against any and all losses, damages, claims, costs and expenses (including reasonable

00534.00229/1340450v3 28 attorney’s fees and expenses) in any way resulting from or connected with any claims or suits for any broker’s commission, finder’s fee or other like compensation, made or brought by any other person or entity claiming to have dealt with the first Party. The representations, warranties and obligations in this Section 16 shall survive the termination or Closing of this Agreement. 17. Defaults. 17.1. Seller’s Default. (A) IF SELLER MATERIALLY BREACHES A REPRESENTATION OR WARRANTY PRIOR TO CLOSING OR OTHERWISE FAILS TO FULFILL ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT (OTHER THAN THE FAILURE TO SELL AND CONVEY THE PROPERTY TO PURCHASER (THE REMEDIES FOR WHICH ARE DESCRIBED IN (B) BELOW), AND SUCH FAILURE CONTINUES FOR A PERIOD OF FIVE (5) DAYS AFTER WRITTEN NOTICE FROM PURCHASER TO SELLER, THEN PURCHASER SHALL HAVE THE RIGHT TO EITHER (I) TERMINATE THIS AGREEMENT UPON WRITTEN NOTICE TO SELLER AND ESCROW AGENT, IN WHICH EVENT SELLER SHALL PROMPTLY RETURN THE DEPOSIT TO PURCHASER BY WIRE TRANSFER (IN ACCORDANCE WITH THE WIRE TRANSFER INSTRUCTIONS PROVIDED BY PURCHASER) AND PURCHASER SHALL HAVE THE RIGHT TO RECOVER FROM SELLER AN AMOUNT EQUAL TO ALL PURCHASER’S REASONABLE, DOCUMENTED COSTS AND EXPENSES INCURRED BY PURCHASER TO UNAFFILIATED THIRD PARTIES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING TITLE INSURANCE CHARGES, SURVEYORS’ FEES AND COSTS, ENGINEERING AND ENVIRONMENTAL CONSULTING FEES, FINANCING COSTS (INCLUDING APPLICATION, COMMITMENT AND SIMILAR FEES), APPRAISAL FEES, ATTORNEYS’ FEES AND COSTS AND ACCOUNTING FEES AND COSTS, NOT TO EXCEED $150,000 IN THE AGGREGATE, WHICH RETURN AND REIMBURSEMENT SHALL OPERATE TO RELEASE SELLER FROM ANY AND ALL LIABILITY HEREUNDER, OR (II) PROCEED WITH THIS AGREEMENT AND CLOSE ON THE ACQUISITION OF THE PROPERTY, IN WHICH EVENT PURCHASER SHALL BE DEEMED TO HAVE WAIVED ANY AND ALL CLAIMS ARISING OUT OF THE BREACH OF THE REPRESENTATION AND WARRANTY OR THE COVENANT BREACH, AS APPLICABLE, OF WHICH PURCHASER IS ACTUALLY AWARE PRIOR TO THE CLOSING, OR (B) IF SELLER FAILS TO SELL AND CONVEY THE PROPERTY IN ACCORDANCE WITH THIS AGREEMENT, THEN PURCHASER SHALL HAVE THE RIGHT EITHER (I) TO EXERCISE THE REMEDY SET FORTH IN CLAUSE (A)(I) OF THIS SECTION 17.1, OR (II) TO BRING AN ACTION FOR SPECIFIC PERFORMANCE; PROVIDED, HOWEVER, THAT IF THE REMEDY OF SPECIFIC PERFORMANCE IS UNAVAILABLE AS A RESULT OR CONSEQUENCE OF SELLER’S SALE OF THE PROPERTY TO A THIRD PARTY, THEN BUYER SHALL BE ENTITLED TO PURSUE MONETARY DAMAGES AND ALL OTHER RIGHTS AND REMEDIES. 17.2. Purchaser’s Default. If Purchaser fails to consummate the Closing as and when required under this Agreement for any reason other than failure of a condition to its performance or a breach of this Agreement by Seller, and such failure continues for a period of five (5) days after written notice from Seller to Purchaser, then Seller shall have the right to terminate this Agreement upon written notice to Purchaser and Escrow Agent and to retain the

00534.00229/1340450v3 29 Deposit as liquidated damages, whereupon both Seller and Purchaser shall thereafter be released from all further obligations under this Agreement, except those specifically provided to survive the termination of this Agreement, as Seller’s sole and exclusive remedy. The foregoing is intended to constitute liquidated damages to Seller pursuant to California Civil Code Sections 1671, 1676 and 1677 and shall not be deemed to constitute a penalty or forfeiture within the meaning of California Civil Code Sections 3275 or 3369 or any similar provision. Seller and Purchaser have made this provision for liquidated damages because it would be extremely difficult or impossible to calculate the amount of actual damages for such breach on the date hereof in light of the unpredictable state of the economy, the fluctuating market for real estate, and other factors which directly affect the value and marketability of the Property. In particular and without limiting the generality of the foregoing, Purchaser acknowledges that (i) in reliance on Purchaser’s execution of this Agreement, Seller has foregone a specific sale opportunity to another buyer that was almost fully negotiated at a sale price (the “Rejected Offer”) that was substantially lower than the Purchase Price; (ii) such other buyer will not be willing to resume negotiating the Rejected Offer if Purchaser fails to purchase the Property; and (iii) the only other current purchase offers are at prices substantially lower than even the Rejected Offer. Therefore, in light of the foregoing special circumstances and all other relevant considerations, and notwithstanding that the nonrefundable Deposit is a higher portion of the Purchase Price than is customary, Seller and Purchaser agree that the Deposit represents reasonable compensation to Seller for any such breach by Purchaser. Seller hereby waives the provisions of California Civil Code Section 3389, except to the extent necessary to enforce this Section 17.2. The parties agree that this provision is intended to comply with California Civil Code Section 1671, et. seq. Notwithstanding the foregoing, nothing contained in this Section 17.2 shall be deemed to waive or affect Purchaser’s indemnity and confidentiality obligations that expressly survive the Closing or termination of this Agreement. SELLER’S PURCHASER’S INITIALS:_________ INITIALS:__________ 18. Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising under this Agreement may be assigned or delegated by any Party to this Agreement without the prior written consent of the other Party to this Agreement. Notwithstanding the foregoing, Purchaser may assign this Agreement, without Seller’s consent (but upon prior written notice to Seller) to a parent, subsidiary or affiliate under common control with Purchaser. In the event of any assignment of this Agreement by Purchaser, such assignee shall be required to agree in writing to assume Purchaser’s obligations under this Agreement and to be bound by all of the terms and conditions of this Agreement. Purchaser shall provide Seller written notice of any assignment of this Agreement permitted under this Section 18, including for Seller’s reasonable review a draft of the proposed written assignment to be executed by Purchaser and its permitted assignee, not less than five (5) days prior to the scheduled Closing (and shall provide a copy of the fully executed assignment at or prior to Closing). Only one such permitted assignment and assumption of this Agreement shall be allowed hereunder, and any other assignment shall be subject to Seller’s consent, which may be granted, withheld or conditioned in Seller’s sole and absolute discretion. Any purported assignment by Purchaser to an unauthorized party shall be null and void. Subject to the foregoing, this Agreement, and the terms, covenants and conditions herein contained, shall

00534.00229/1340450v3 30 be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns. In no event shall an assignment by Purchaser of this Agreement or any of Purchaser’s rights hereunder release Purchaser from its obligations under this Agreement. 19. Invalidity. If any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such provision had never been contained in this Agreement. 20. Entire Understanding; No Oral Modification. This Agreement contains the entire understanding between the Parties to this Agreement and may not be changed or terminated except by a written instrument executed by the Parties hereto. 21. Waiver. Any waiver by any Party of any provision of this Agreement or breach thereof shall not operate or be construed as a waiver of any other provision or subsequent breach thereof. 22. Attorney’s Fees. In the event any dispute between the parties with respect to this Agreement results in litigation or other proceedings, the prevailing party shall be reimbursed for all its reasonable costs and expenses by the party not prevailing, including, without limitation, reasonable attorneys’ and experts’ fees and costs incurred in connection with such litigation or other proceeding, any appeal thereof and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party. Neither Party shall be liable to the other for any punitive, speculative, consequential, or other special damages of any kind or nature whatsoever. This Section shall survive any termination of this Agreement. 23. State Law; Binding Effect; Venue. This Agreement shall be construed and enforced in accordance with the internal laws of the State and shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties to this Agreement. Venue shall be in Santa Clara County, California or in the United States District Court for the Northern District of California, whichever may be appropriate. 24. Counterparts; PDF. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, together, shall constitute one and the same document. For purposes of executing this Agreement, a document signed (including by means of electronic signature) and transmitted electronically in PDF format shall be treated as an original document. 25. Reserved. 26. Independent Consideration. If Purchaser elects to terminate this Agreement for any reason and is entitled to receive a return of the Deposit pursuant to the terms of this Agreement, then notwithstanding anything set forth in this Agreement to the contrary, Escrow Agent shall first

00534.00229/1340450v3 31 disburse to Seller One Hundred and 00/100 Dollars ($100.00) as independent consideration for Seller’s performance under this Agreement, which Seller shall retain in all instances. 27. Reporting Person. Seller and Purchaser designate Escrow Agent to act as and perform the duties and obligations of the “reporting person” with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R. Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transactions closed on or after January 1, 1991. 28. Section 1031 Exchange. Either Party may structure the disposition or acquisition of the Property, as the case may be, as a like-kind exchange under Internal Revenue Code Section 1031 at the exchanging Party’s sole cost and expense. The other Party shall reasonably cooperate therein, provided that such other Party shall incur no material costs or expenses or any liabilities in connection with the exchanging Party’s exchange, an consummation of any exchange shall not be a condition to either Party’s obligations under this Agreement. If either Party uses a qualified intermediary to effectuate an exchange, any assignment of the rights or obligations of such Party under this Agreement shall not relieve, release or absolve such Party of its obligations to the other Party or otherwise extend or postpone the Closing. The exchanging Party shall indemnify, defend and hold harmless the other Party from all liability in connection with the indemnifying Party’s exchange, and the indemnified Party shall not be required to take title to or contract for the purchase of any other property. The provisions of this Section shall survive the Closing. 29. Limitation of Liability. No partner or constituent entity of either Party nor any individual who is a partner, member, manager, officer, director, shareholder, or other representative of any entity comprising either Party shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under this Agreement. Each Party waives and releases all claims based on such personal liability. Each Party shall look solely to the other Party’s assets for the payment of any claim or performance of any obligation. Notwithstanding the foregoing, if Seller breaches Seller’s Survival/Reserve Covenants, nothing in this Section 29 shall be deemed to restrict Purchaser’s rights under applicable laws to recover distributions of the net sale proceeds which are distributed by Seller in violation thereof. 30. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY CLAIMS ARISING OUT OF THIS AGREEMENT. IT IS THE DESIRE AND INTENTION OF THE PARTIES TO AGREE UPON A MECHANISM AND PROCEDURE UNDER WHICH CONTROVERSIES AND DISPUTES ARISING OUT OF THIS AGREEMENT OR RELATED TO THE SALE/ACQUISITION OF THE PROPERTY WILL BE RESOLVED IN A PROMPT AND EXPEDITIOUS MANNER. ACCORDINGLY, ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR SUBSIDIARIES OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, SHALL BE HEARD AND RESOLVED BY A REFEREE UNDER THE PROVISIONS OF THE

00534.00229/1340450v3 32 CALIFORNIA CODE OF CIVIL PROCEDURE, SECTIONS 638 — 645.1, INCLUSIVE (AS SAME MAY BE AMENDED, OR ANY SUCCESSOR STATUTE(S) THERETO) (THE “REFEREE SECTIONS”). ANY FEE TO INITIATE THE JUDICIAL REFERENCE PROCEEDINGS AND ALL FEES CHARGED AND COSTS INCURRED BY THE REFEREE SHALL BE PAID BY THE PARTY INITIATING SUCH PROCEDURE (EXCEPT THAT IF A REPORTER IS REQUESTED BY EITHER PARTY, THEN A REPORTER SHALL BE PRESENT AT ALL PROCEEDINGS WHERE REQUESTED AND THE FEES OF SUCH REPORTER – EXCEPT FOR COPIES ORDERED BY THE OTHER PARTIES – SHALL BE BORNE BY THE PARTY REQUESTING THE REPORTER); THE VENUE OF THE PROCEEDINGS SHALL BE IN SANTA CLARA COUNTY. WITHIN TEN (10) DAYS OF RECEIPT BY ANY PARTY OF A WRITTEN REQUEST TO RESOLVE ANY DISPUTE OR CONTROVERSY PURSUANT TO THIS PARAGRAPH, THE PARTIES SHALL AGREE UPON A SINGLE REFEREE WHO SHALL TRY ALL ISSUES, WHETHER OF FACT OR LAW, AND REPORT A FINDING AND JUDGMENT ON SUCH ISSUES AS REQUIRED BY THE REFEREE SECTIONS. IF THE PARTIES ARE UNABLE TO AGREE UPON A REFEREE WITHIN SUCH TEN (10) DAY PERIOD, THEN ANY PARTY MAY THEREAFTER FILE A LAWSUIT IN SANTA CLARA COUNTY FOR THE PURPOSE OF APPOINTMENT OF A REFEREE UNDER THE REFEREE SECTIONS. IF THE REFEREE IS APPOINTED BY THE COURT, THE REFEREE SHALL BE A NEUTRAL AND IMPARTIAL RETIRED JUDGE WITH SUBSTANTIAL EXPERIENCE IN THE RELEVANT MATTERS TO BE DETERMINED, FROM JAMS, THE AMERICAN ARBITRATION ASSOCIATION OR SIMILAR MEDIATION/ARBITRATION ENTITY. THE PROPOSED REFEREE MAY BE CHALLENGED BY ANY PARTY FOR ANY OF THE GROUNDS LISTED IN THE REFEREE SECTIONS. THE REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES OF FACT AND LAW AND REPORT HIS OR HER DECISION ON SUCH ISSUES, AND TO ISSUE ALL RECOGNIZED REMEDIES AVAILABLE AT LAW OR IN EQUITY FOR ANY CAUSE OF ACTION THAT IS BEFORE THE REFEREE, INCLUDING AN AWARD OF ATTORNEYS' FEES AND COSTS. THE REFEREE SHALL NOT, HOWEVER, HAVE THE POWER TO AWARD PUNITIVE DAMAGES, NOR ANY OTHER DAMAGES WHICH ARE NOT PERMITTED BY THE EXPRESS PROVISIONS OF THIS AGREEMENT, AND THE PARTIES HEREBY WAIVE ANY RIGHT TO RECOVER ANY SUCH DAMAGES. THE PARTIES SHALL BE ENTITLED TO CONDUCT ALL DISCOVERY AS PROVIDED IN THE CALIFORNIA CODE OF CIVIL PROCEDURE, AND THE REFEREE SHALL OVERSEE DISCOVERY AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE, WITH RIGHTS TO REGULATE DISCOVERY AND TO ISSUE AND ENFORCE SUBPOENAS, PROTECTIVE ORDERS AND OTHER LIMITATIONS ON DISCOVERY AVAILABLE UNDER CALIFORNIA LAW. THE REFERENCE PROCEEDING SHALL BE CONDUCTED IN ACCORDANCE WITH CALIFORNIA LAW (INCLUDING THE RULES OF EVIDENCE), AND IN ALL REGARDS, THE REFEREE SHALL FOLLOW CALIFORNIA LAW APPLICABLE AT THE TIME OF THE REFERENCE PROCEEDING. THE PARTIES SHALL PROMPTLY AND DILIGENTLY COOPERATE WITH ONE ANOTHER AND THE REFEREE, AND SHALL PERFORM SUCH ACTS AS MAY BE NECESSARY TO OBTAIN A PROMPT AND EXPEDITIOUS RESOLUTION OF THE DISPUTE OR CONTROVERSY IN ACCORDANCE WITH THE TERMS OF THIS PARAGRAPH. IN THIS REGARD, THE PARTIES AGREE THAT THE PARTIES AND THE REFEREE SHALL USE BEST EFFORTS TO ENSURE THAT (A)

00534.00229/1340450v3 33 DISCOVERY BE CONDUCTED FOR A PERIOD NO LONGER THAN SIX (6) MONTHS FROM THE DATE THE REFEREE IS APPOINTED, EXCLUDING MOTIONS REGARDING DISCOVERY, AND (B) A TRIAL DATE BE SET WITHIN NINE (9) MONTHS OF THE DATE THE REFEREE IS APPOINTED. IN ACCORDANCE WITH SECTION 644 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, THE DECISION OF THE REFEREE UPON THE WHOLE ISSUE MUST STAND AS THE DECISION OF THE COURT, AND UPON THE FILING OF THE STATEMENT OF DECISION WITH THE CLERK OF THE COURT, OR WITH THE JUDGE IF THERE IS NO CLERK, JUDGMENT MAY BE ENTERED THEREON IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. ANY DECISION OF THE REFEREE AND/OR JUDGMENT OR OTHER ORDER ENTERED THEREON SHALL BE APPEALABLE TO THE SAME EXTENT AND IN THE SAME MANNER THAT SUCH DECISION, JUDGMENT, OR ORDER WOULD BE APPEALABLE IF RENDERED BY A JUDGE OF THE SUPERIOR COURT IN WHICH VENUE IS PROPER HEREUNDER. THE REFEREE SHALL IN HIS/HER STATEMENT OF DECISION SET FORTH HIS/HER FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH THE CODE OF CIVIL PROCEDURE. NOTHING IN THIS PARAGRAPH SHALL PREJUDICE THE RIGHT OF ANY PARTY TO OBTAIN PROVISIONAL RELIEF OR OTHER EQUITABLE REMEDIES FROM A COURT OF COMPETENT JURISDICTION AS SHALL OTHERWISE BE AVAILABLE UNDER THE CODE OF CIVIL PROCEDURE AND/OR APPLICABLE COURT RULES. 31. Exhibits, Schedules, and/or Riders. The following Exhibits, Schedules, and/or Riders are hereby incorporated into this Agreement: Exhibit A -- Legal Description of Land Exhibit B -- List of Due Diligence Items Exhibit C -- Form of Deed Exhibit D -- Form of Assignment of Intangibles Exhibit E -- Reserved Exhibit F -- Form of Tenant Estoppel—Caracol 2 Exhibit G -- Rent Roll Exhibit H -- Form of Assignment of Leases Exhibit I Form of Closing Notification Letter. Exhibit J -- Material Terms of Caracol 2 Lease Amendment. [The remainder of this page is intentionally blank.]

00534.00229/1340450v3 34 THE PARTIES have executed and delivered this Agreement as of the Effective Date. SELLER: CARACOL PROPERTY OWNER LLC, a Delaware limited liability company By: BWD BROKAW LLC, a California limited liability company, its Manager By: __________________________________ Name: Bill R. Poland Title: Manager PURCHASER: SUPER MICRO COMPUTER, INC., a Delaware corporation By: ________________________ Name: George Kao Its: SVP of Operations

00534.00229/1340450v3 35 The undersigned, as Escrow Agent, agrees to hold and disburse all funds received by Escrow Agent in escrow in accordance with the provisions of this Agreement. ESCROW AGENT: First American Title Company By: _____________________________ Name: Title: Carol Herrera Escrow Officer

00534.00229/1340450v3 A-1 ACTIVE 693034580v2 Exhibit A Legal Description of Land Real property in the City of San Jose, County of Santa Clara, State of California, described as follows: PARCEL 2, AS SHOWN UPON THAT CERTAIN ENTITLED, "PARCEL MAP BEING A PORTION OF LOT 7 OF CRESCENT FARM SUBDIVISION AND LYING WITHIN THE CITY OF SAN JOSE, CALIFORNIA", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON SEPTEMBER 14, 1976 IN BOOK 379 OF MAPS, AT PAGE 27. EXCEPTING THEREFROM THAT PORTION OF LAND GRANTED TO THE SANTA CLARA VALLEY TRANSPORTATION AUTHORITY IN THAT CERTAIN GRANT DEED RECORDED MAY 03, 2011 AS INSTRUMENT NO. 21163394, SANTA CLARA COUNTY OFFICIAL RECORDS. APN: 237-08-079

00534.00229/1340450v3 B-1 ACTIVE 693034580v2 Exhibit B List of Due Diligence Items [attached]

1 All Service Contracts, including property management agreements, and any discounted utility rate agreements with utility companies 2 Real estate tax bills for past 3 tax years and current year, and any pending/previous tax appeals/protests (correspondence, settlement agreement, abatements, etc.) 3 Certificate of Occupancy 4 Phase I Environmental Report 4 Geotechnical Report 5 Natural Hazard Disclosure Report 6 Property physical condition/engineering reports 7 Roof Inspection Reports 7 Elevator Service Contract 8 Fire Sprinkler Reports 9 All "as built" plans, specifications, permits and entitlements for the property 10 Most recent ALTA survey 11 Most recent title report with underlying documents 12 Current rent roll 13 Lease agreements, including (i) amendments, (ii) side letters & modifications, or (iii) letter agreements # Due Diligence Item

00534.00229/1340450v3 C-1 ACTIVE 693034580v2 Exhibit C Form of Deed RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO: AND MAIL TAX STATEMENTS TO: ______________________________________________________________________________ (Space Above For Recorder’s Use) APN: ____________ The undersigned Grantor(s) declare(s): Documentary Transfer tax is $_____and City Transfer tax is $_______ computed on full value of property conveyed, or computed on full value less value of liens and encumbrances remaining at time of sale Unincorporated area: City of ____________ Realty not sold GRANT DEED FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, [__________], a [__________] (“Grantor”), does hereby GRANT to [__________], a [__________] (“Grantee”), all of that certain real property in the City of San Jose, County of Santa Clara, State of California, as more particularly described in Exhibit “A” attached hereto and made a part hereof, together with the tenements, easements, rights of way and appurtenances belonging or in any way appertaining to the same, and the improvements thereon, subject only to those matters listed on Exhibit “B” attached hereto and made a part hereof. [Signature on the following page.]

00534.00229/1340450v3 C-2 ACTIVE 693034580v2 IN WITNESS WHEREOF, Grantor has caused this instrument to be executed on this ____ day of ______________, 20__ GRANTOR: CARACOL PROPERTY OWNER LLC, a Delaware limited liability company By: BWD BROKAW LLC, a California limited liability company, its Manager By: __________________________________ Name: Bill R. Poland Title: Manager State of _________________) County of _________________) On _____________________ before me, ______________________________, a Notary Public, personally appeared ____________________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of ______________ that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature ________________ (Seal) A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

00534.00229/1340450v3 C-3 ACTIVE 693034580v2 Exhibit “A” to Grant Deed

00534.00229/1340450v3 D-1 ACTIVE 693034580v2 Exhibit D Form of Assignment of Intangibles Assignment of Warranties and Intangibles This Assignment of Warranties and Intangibles is made as of __________________, by and between [________________, a _________] (“Seller”), and between [________________, a ________] (“Purchaser”). For valuable consideration, receipt of which is acknowledged, Seller and Purchaser agree as follows: 1. Assignment. (a) Seller and Purchaser are “Seller” and “Purchaser”, respectively, with respect to that certain Purchase and Sale Agreement date as of _______, 2024 (as amended, the “Purchase Agreement”) with respect to that certain real property located in the City of San Jose, County of Santa Clara, California and more particularly described on Schedule A attached hereto (“Property”). All capitalized terms not otherwise defined herein shall have the meanings ascribed in the Purchase Agreement. (b) Seller hereby assigns and transfers to Purchaser all right, title and interest of Seller in and to (i) all assignable existing warranties and guaranties issued to Seller in connection with the Property or any improvements thereon, and (ii) to the extent assignable, all entitlements, permits, development rights, marks, logos and names related exclusively to the real property and improvements described in preceding clause (i), and all other Intangible Personal Property as defined in Section 1.2 of the Purchase Agreement. 2. As-Is. PURCHASER ACKNOWLEDGES AND AGREES, BY ITS ACCEPTANCE HEREOF, THAT THE ASSIGNED ITEMS ARE CONVEYED “AS IS, WHERE IS” AND IN THEIR PRESENT CONDITION WITH ALL FAULTS, AND THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE NATURE, QUALITY OR CONDITION OF THE ASSIGNED ITEMS, THE INCOME TO BE DERIVED THEREFROM, OR THE ENFORCEABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE ASSIGNED ITEMS, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THE PURCHASE AGREEMENT. 3. Further Assurances. Seller and Purchaser agree to execute such other documents and perform such other acts as may be reasonably necessary or proper and usual to effect this Assignment.

00534.00229/1340450v3 D-2 ACTIVE 693034580v2 4. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective personal representatives, heirs, successors and assigns. 5. Governing Law. This Assignment shall be construed under and enforced in accordance with the laws of the State of California. 6. Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of executing this Assignment, a document signed (including by means of electronic signature) and transmitted electronically in PDF format shall be treated as an original document. [signatures on following page(s)]

00534.00229/1340450v3 D-3 ACTIVE 693034580v2 IN WITNESS WHEREOF, Seller and Purchaser have executed this Assignment as of the date first hereinabove written. SELLER: CARACOL PROPERTY OWNER LLC, a Delaware limited liability company By: BWD BROKAW LLC, a California limited liability company, its Manager By: __________________________ Name: Bill R. Poland Title: Manager PURCHASER: __________________________, a ___ By:_______________________________ Name:____________________________ Title:_____________________________

00534.00229/1340450v3 D-4 ACTIVE 693034580v2 Schedule A Legal Description of Real Property

00534.00229/1340450v3 E-1 ACTIVE 693034580v2 Exhibit E Reserved

00534.00229/1340450v3 2 ACTIVE 693034580v2 Exhibit F Form of Tenant Estoppel—Caracol 2 Caracol 2, LLC, a California limited liability company (“Tenant”) hereby certifies to ________________ (“Buyer”), its successors and assigns, and any applicable lender of Buyer, as follows: 1. Tenant is the tenant in possession of a portion of the real property commonly known as 550 E. Brokaw Road, San Jose, California (the “Property”) (such portion of the Property being hereinafter referred to as the “Premises”). 2. Tenant (as successor-in-interest to Fry’s Electronics, Inc.) holds the Premises under a written lease (the “Original Lease”) entered into with Caracol Property Owner, LLC, a Delaware limited liability company (as successor-in-interest to Caracol, Ltd., L.P.) (“Landlord”), dated December 12, 1994, as amended by the following amendments: (a) First Amendment to Lease dated December 1, 1995, (b) Second Amendment to Lease dated December 20, 1995, (c) Third Amendment to Lease dated January 22, 1996, (d) Fourth Amendment to Lease dated February 29, 1996, (e) Fifth Amendment to Lease dated March 29, 1996, (f) Sixth Amendment to Lease dated April 30, 1996, (g) Seventh Amendment to Lease dated May 31, 1996, (h) Notice to Exercise Lease Option dated May 21, 2019, (i) Eighth Amendment to Lease dated December __, 2019, (j) Ninth Amendment to Lease dated August __, 2023, and (k) Tenth Amendment to Lease dated February ___, 2024 (the “Tenth Amendment”) (collectively, the “Lease”), as set forth on Schedule 1 attached hereto. The Lease is in full force and effect and has not been further amended or modified. There are no other agreements between Tenant and the Landlord. 3. The term of the Lease commenced on December 12, 1994, and expires on that date which is twelve (12) months after the date that the deed conveying title to the Property to Buyer or its designee is recorded per the terms of the Tenth Amendment. Tenant’s present rent on the Premises is $1.00 per year. Tenant is not required to pay any so-called triple net charges (i.e., real estate taxes, insurance and common area charges and operating expenses) under the Lease. The rent has been paid through February 9, 2025. No other monthly rent, additional rent or prepaid rent has been paid in advance. There is no security deposit under the Lease. 4. Tenant has accepted possession of the Premises under the Lease, all improvements and construction required to be performed by the Landlord under the Lease have been completed to the satisfaction of Tenant and no money is owed to Tenant for improvements or otherwise under the Lease. 5. Tenant has not assigned the Lease or sublet all or any portion of the Premises. 6. Tenant does not have an option to extend the term of the Lease. Tenant does not have an option, right of first offer, right of first refusal or similar right to lease space in addition to the Premises.

00534.00229/1340450v3 3 ACTIVE 693034580v2 7. Tenant does not have an option right of first offer, right of first refusal or similar right to purchase the Premises, or have any other interest in the Premises other than the Lease. 8. As of the date of this Certificate, Tenant is not in default in the performance of the Lease and Tenant has not committed any breach of it. 9. To Tenant’s knowledge, Landlord is not in default in the performance of the Lease and has not committed any breach of it. 10. Tenant has no claim against Landlord for any deposits. Tenant has no defense, right of set off, or other claim against Landlord or against Tenant’s obligation to pay rent or other charges due under the Lease. 11. Tenant is not a debtor in any bankruptcy case or other insolvency proceeding relating to Tenant. 12. There is no guarantor of the Lease. The foregoing information is accurate and complete. Tenant acknowledges that Buyer, its successors and assigns, and any applicable lender of Buyer, will rely on this Certificate in purchasing such building from Landlord. DATED as of _____________________. TENANT: Caracol 2, LLC, a California limited liability company By: Print Name: Title:

00534.00229/1340450v3 F-2 ACTIVE 693034580v2 Schedule 1 [Lease]

00534.00229/1340450v3 G-1 ACTIVE 693034580v2 Exhibit G Rent Roll [attached]

DocuSign Envelope ID: 889C3BE1-1E54-42A8-B218-56A5C9DFDAE1

Rent Roll/List of Leases
550 East Brokaw Road, San Jose, CA

Tenant	Building SF	Original Lease Date	Commencement/ Effective Date	Lease Expiration	Current Rent per Month	Expenses	Lease Deposit	Notes
Leases								
Super Micro Computer, Inc.	124,230	7/14/2023	9/1/2023	8/31/2028	$161,499	IG	$181,769	Landlord shall have the right to terminate the lease effective as of the end of the twenty-fourth (24th) Month of the Term or as of any date thereafter provided Landlord delivers written notice to Tenant one hundred eighty (180) days prior to the desired Early Termination Date. Upon delivery Tenant shall no longer be obligated to pay Monthly Base Rent for the six (6) month period prior to the Early Termination Date, but shall remain obligated to pay Share Utility Costs and to perform its maintenance and repair and other obligations.
Caracol 2, LLC	169,676	12/12/1994	9/1/2023	8/31/2025	$0	IG	$0	Tenant shall have no right or option to extend the Lease beyond the Revised Expiration Date.
Joy Parking, Inc.		11/1/2023	11/15/2023	10/15/2028	$0	n/a	$65,558	Monthly rent of $65,558 begins February 15, 2024. Landlord shall have the right to terminate the lease effective as of the end of the twenty-third (23th) Month of the Term or as of any date thereafter provided Landlord delivers written notice to Tenant six (6) months prior to the desired Early Termination Date. Upon delivery Tenant shall no longer be obligated to pay Monthly Base Rent for the six (6) month period prior to the Early Termination Date.
Clear Channel Outdoor, LLC*		2/15/1985	4/1/2021	Month-to-month	$3,847	n/a	$0	Either Party may terminate lease upon providing 30 days written notice.
License Agreements								
Rent-A-Fence.com*		9/1/2022	9/1/2022	Month-to-month	$5,000	n/a	$0	Either Party may terminate lease upon providing 30 days written notice.
Halle Properties, LLC*		7/13/2021	7/13/2021	Month-to-month	$1,560	n/a	$0	Either Party may terminate lease upon providing 30 days written notice.

*Lease/Agreement currently with Caracol 2, LLC

00534.00229/1340450v3 H-1 ACTIVE 693034580v2 Exhibit H Form of Assignment and Assumption of Leases [attached]

00534.00229/1340450v3 H-2 ACTIVE 693034580v2 ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”), is made as of _____________, by and between _______________________, a ______________ (“Seller”), and __________________ (“Purchaser”). W I T N E S S E T H: For valuable consideration, receipt of which is acknowledged, Seller and Purchaser agree as follows: 1. ASSIGNMENT AND ASSUMPTION. Seller and Purchaser are “Seller” and “Purchaser”, respectively, with respect to that certain Purchase and Sale Agreement dated as of ___________ (as amended, the “Purchase Agreement”) with respect to that certain real property located in the _________ California, and more particularly described in the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed in the Purchase Agreement. (a) Seller hereby assigns and transfers to Purchaser all right, title and interest of Seller in, to and under the leases (the “Leases”) described in Exhibit A attached hereto and made a part hereof. (b) Purchaser hereby accepts the foregoing assignment, and assumes and agrees to perform all of the covenants and agreements in the Leases to be performed by the landlord thereunder that arise or accrue from and after the date of this Assignment. 2. INDEMNIFICATION. Purchaser agrees to protect, indemnify, defend and hold Seller harmless from and against all claims, obligations, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and costs) that Seller may incur or that may be asserted against Seller arising out of or in any way connected with, directly or indirectly, the landlord’s obligations, duties and liabilities under the Leases arising from and after the date hereof, except as expressly provided in the Purchase Agreement. Seller agrees to protect, indemnify, defend and hold Purchaser harmless from and against all claims, obligations, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and costs) that Purchaser may incur or that may be asserted against Purchaser arising out of or in any way connected with, directly or indirectly, the landlord’s obligations, duties and liabilities under the Leases prior to the date hereof, except as expressly provided in the Purchase Agreement. 3. FURTHER ASSURANCES. Seller and Purchaser each agree to execute and deliver to the other party, upon demand, such further documents, instruments and conveyances, and shall take such further actions as are necessary or desirable to effect this Assignment. 4. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and shall inure to the benefit of Seller and Purchaser and their respective personal representatives, heirs, successors and assigns.

00534.00229/1340450v3 H-3 ACTIVE 693034580v2 5. GOVERNING LAW. This Assignment shall be construed under and enforced in accordance with the laws of the State of California. 6. ATTORNEYS’ FEES. If either party brings an action or proceeding at law or in equity to interpret or enforce this Agreement or any provisions contained herein, or to seek damages or other redress for a breach, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys’ fees and costs incurred in such action or proceeding. 7. COUNTERPARTS. The parties may execute this Assignment in one or more counterparts. All counterparts shall be construed together and shall constitute one agreement. For purposes of executing this Agreement, a document signed (including by means of electronic signature) and transmitted electronically in PDF format shall be treated as an original document. [Signatures on following page]

00534.00229/1340450v3 H-4 ACTIVE 693034580v2 IN WITNESS WHEREOF, Seller and Purchaser have executed this Assignment as of the date first hereinabove written. SELLER: CARACOL PROPERTY OWNER LLC, a Delaware limited liability company By: BWD BROKAW LLC, a California limited liability company, its Manager By: __________________________ Name: Bill R. Poland Title: Manage PURCHASER:

00534.00229/1340450v3 H-5 ACTIVE 693034580v2 EXHIBIT A LIST OF LEASES

00534.00229/1340450v3 I-1 Exhibit I Form of Closing Notification Letter ________, 20__ Tenant: [Fill in Tenant’s name and address] RE: Sale of [Property address] Dear Ladies and Gentlemen: We are pleased to inform you that, on ________, 20__, [Name of Property] was sold to ________________. As a result your lease and any and all security deposits have been assigned to ______________, whose Federal Employer Identification Number is ________________ (“New Owner”). Please send all sums pursuant to your lease as follows: Additionally, all insurance policies required under the lease must be amended to add _______________ as an additional insured and Certificates of Insurance evidencing this change should be delivered to the above address promptly. Rent is due and payable on the first day of each month in advance. This is the only notice you will receive. Please also note that, in the future, all formal notices which you may desire to give to your new landlord should be addressed as follows: __________________________________. Please note that you should contact your insurance broker and notify them to send to New Owner a revised certificate of insurance replacing the former owner as the additional named insured with that of New Owner as the additional named insured. Should you have any questions or concerns, please feel free to contact <xxxxx>, Property Manager, at: Office: (xxx) xxx-xxxx Cell: (xxx) xxx-xxxx Email:

00534.00229/1340450v3 J-1 ACTIVE 693034580v2 Exhibit J Material Terms of Caracol 2 Lease Amendment (i) Tenant shall surrender the Premises, improvements, and alterations in AS-IS condition on or before that date which is twelve (12) months from the date on which the deed conveying title to the Property to Buyer from Landlord is recorded (the “Surrender Date”); upon such surrender, the Lease shall terminate; (ii) Tenant may, but shall not be required to, remove personal property or alterations from the Premises; (iii) Tenant shall have the right but not the obligation to remove the two Kohler generators currently servicing the server rooms in the Premises; (vi) Tenant shall not be required to reimburse Landlord for any costs incurred by Landlord in removing personal property from or alterations of the Premises after Tenant’s surrender of the Premises; (v) in the event of any damage to or destruction of the Premises during the term of the Lease, neither Landlord nor Tenant shall have any obligation to repair or reconstruct the Premises; and (vi) if Tenant fails to vacate the Premises on or before the Surrender Date in the condition required hereunder, then Tenant shall be a tenant at sufferance, and, in addition to all other remedies to which Landlord may be entitled for such holding over, including consequential damages for delay in Landlord’s development plans resulting therefrom, Minimum Monthly Rent shall be increased to $100,000 per month, and Tenant shall otherwise continue to be subject to all of the terms and conditions of the Lease.